                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

- - --------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                                  GENRAD, INC.
                (Name of Registrant as Specified In Its Charter)


                                  GENRAD, INC.
                   (Name of Person(s) Filing Proxy Statement)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

                                                   Common Stock, $1.00 par value
                                                   per share

    2) Aggregate number of securities to which transaction applies:  18,760,000

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4) Proposed maximum aggregate value of transaction:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:  $125.00

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

- - --------------------------------------------------------------------------------

                                  GENRAD, INC.

                                300 BAKER AVENUE
                       CONCORD, MASSACHUSETTS 01742-2174

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 12, 1994

     The Annual Meeting of Shareholders of GenRad, Inc. (the "Company") will be held on Thursday, May 12, 1994 at 11:00 a.m. at the Bank of Boston auditorium, Street Floor, 100 Federal St., Boston, Massachusetts, for the following purposes:

     1. To elect James F. Lyons and Adriana Stadecker to the Board of Directors to serve as Class I Directors for three-year terms.

     2. To consider and act upon an amendment to the Company's 1991 Equity Incentive Plan (the "Incentive Plan") increasing the number of shares of the Company's Common Stock issuable pursuant to the Incentive Plan from 2,500,000 to 4,500,000 shares.

     3. To consider and act upon an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") increasing the number of shares of the Company's Common Stock issuable pursuant to the Purchase Plan from 1,962,000 to 2,462,000 shares.

     4.  To approve the Company's 1994 Director Restricted Stock Plan.

     5. To ratify the selection by the Board of Directors of Arthur Andersen & Co. as the Company's auditors for the fiscal year ending December 31, 1994.

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on March 15, 1994 will be entitled to notice of and to vote at the meeting.

                                            By Order of the Board of Directors



                                            ROBERT C. ALDWORTH, Secretary

April 8, 1994

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                  GENRAD, INC.

                                300 BAKER AVENUE
                       CONCORD, MASSACHUSETTS 01742-2174

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 12, 1994

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of GenRad, Inc. ("GenRad" or the "Company"), 300 Baker Avenue, Concord, Massachusetts 01742-2174, of proxies in the enclosed form to be voted at the Annual Meeting of Shareholders of GenRad, to be held on Thursday, May 12, 1994 at 11:00 a.m. at the Bank of Boston auditorium, 100 Federal Street, Boston, Massachusetts, and at any adjournments thereof, for the purposes stated in the accompanying Notice of Meeting.

     Any person giving a Proxy may revoke it at any time prior to its being voted by filing written notice with the Secretary of GenRad, by executing and delivering a Proxy bearing a later date, or by attending the meeting and voting in person. If the Proxy is properly executed and is not revoked, it will be voted at the meeting in the manner specified. If no instructions are specified, the shares represented by the Proxy will be voted for the election of the nominees to the Board of Directors listed below and for the approval of Items 2, 3, 4 and 5 in the Notice of Meeting.

     The Annual Report of GenRad, Inc. for the fiscal year ended January 1, 1994 and this Proxy Statement were first distributed or mailed to shareholders on or about April 8, 1994.

VOTING SECURITIES

     GenRad's Common Stock, $1 par value, is the only class of voting securities outstanding and entitled to be voted at the Annual Meeting. The Board of Directors has fixed March 15, 1994 as the record date for determining shareholders who are entitled to notice of and to vote at the meeting. At the close of business on such record date, there were outstanding 18,759,902 shares of Common Stock. Each share is entitled to one vote, with no cumulative voting. A majority of issued and outstanding shares constitutes a quorum.

     The following table sets forth, as of March 15, 1994, the beneficial ownership of the Company's outstanding Common Stock of (i) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common
Stock, (ii) each executive officer named in the Summary Compensation Table under the heading "Compensation of Executives and Directors" below, and (iii) all directors and executive officers as a group:

                                                          AMOUNT AND NATURE OF
                                                               BENEFICIAL             PERCENT
                NAME OF BENEFICIAL OWNER                      OWNERSHIP(1)           OF CLASS
- - --------------------------------------------------------- --------------------       ---------
Group consisting of(2):..................................       1,448,300(2)           7.7%
  Athena Partners, L.P.
  32 East 57th Street
  New York, New York 10022

  Lenore Robins
  Athena Partners, L.P.
  32 East 57th Street, 14th Floor
  New York, New York 10022

  Lee R. Robins
  Athena Partners, L.P.
  32 East 57th Street, 14th Floor
  New York, New York 10022

  Regan Partners, L.P.
  6 East 43rd Street
  New York, New York 10017

  Basil P. Regan
  Regan Partners, L.P.
  6 East 43rd Street
  New York, New York 10017

Dimensional Fund Advisors Inc.(3)........................       1,073,900(3)           5.7%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401

Morgan Stanley Group Inc.(4).............................       1,291,000(4)           6.9%
  1251 Avenue of the Americas
  New York, New York 10020
                                                                                       Less
Robert C. Aldworth.......................................         141,667(5)          than 1%
                                                                                       Less
Robert E. Anderson.......................................         128,955(6)          than 1%
                                                                                       Less
James F. Lyons...........................................         125,000(7)          than 1%
                                                                                       Less
Stephen McCarty..........................................          84,416(8)          than 1%
                                                                                       Less
Carole Y. Prest..........................................         114,250(9)          than 1%
                                                                                       Less
Richard C. Tippett.......................................          15,654(10)         than 1%

All Directors and Executive Officers as a Group..........         708,402(11)          3.8%

- - ---------------

     (1) The number of shares beneficially owned by each director and executive officer is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 15, 1994 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

     (2) The information reported is based on a Schedule 13D, dated January 6, 1994, filed with the Securities and Exchange Commission by Athena Partners L.P. ("Athena"), Lenore Robins, Lee R. Robins, Regan Partners, L.P. ("Regan Partners"), and Basil P. Regan. Ms. Robins and Mr. Regan are the general partners of Athena. Mr. Regan is the sole general partner of Regan Partners. Amounts set forth include 350,000 shares of Common Stock with respect to which Athena has sole voting and dispositive power, 15,800 shares of Common Stock with respect to which Mr. Robins has sole voting and dispositive power, 1,200 shares of Common Stock with respect to which Ms. Robins has sole voting and dispositive power, 989,300 shares of Common Stock with respect to which Regan Partners has sole voting and dispositive power, and 1,081,300 shares of Common Stock with respect to which Mr. Regan has sole voting and dispositive power. In addition, as general partners of Athena, Ms. Robins and Mr. Regan share voting and dispositive power with respect to the 350,000 shares of Common Stock owned by Athena and, as the sole general partner of Regan Partners, Mr. Regan shares voting and dispositive power with respect to the 989,300 shares of Common Stock owned by Regan Partners.

     (3) The information reported is based on a Schedule 13G, dated February 9, 1994, filed with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. ("Dimensional Fund Advisors"). Dimensional Fund Advisors, a registered investment advisor, is deemed to have beneficial ownership of 1,073,900 shares of GenRad, Inc. stock as of December 31, 1993, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors serves as investment manager. Dimensional Fund Advisors disclaims beneficial ownership of all such shares: sole voting power, 976,400 shares, shared voting power, 0, sole dispositive power, 1,073,900 shares, and shared dispositive power, 0. Persons who are officers of Dimensional Fund Advisors also serve as officers of DFA Investment Dimensions Group Inc., (the "Fund") and The Investment Trust Company (the "Trust"), each an open-end management investment company registered under the Investment Company Act of 1940. In their capacity as officers of the Fund and the Trust, these persons vote 79,600 additional shares which are owned by the Fund and 17,900 shares which are owned by the Trust (both included in sole dispositive power above).

     (4) The information reported is based on a Schedule 13G, dated February 22, 1994, filed with the Securities and Exchange Commission by Morgan Stanley Group Inc. ("Morgan Stanley") and Morgan Stanley Asset Management Limited ("Morgan Stanley Asset Management"). Morgan Stanley is a parent holding company of Morgan Stanley Asset Management. Amounts set forth include 2,100 shares of Common Stock with respect to which Morgan Stanley has sole voting and dispositive power. Morgan Stanley and Morgan Stanley Asset Management share voting and dispositive power with respect to 1,289,000 shares of Common Stock. Accounts managed on a discretionary basis by Morgan Stanley Asset Management have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the listed securities. Each of Morgan Stanley and Morgan Stanley Asset Management disclaims beneficial ownership of such securities.

     (5) Amount shown represents options to purchase 141,667 shares of Common Stock exercisable within 60 days after March 15, 1994.

     (6) Mr. Anderson's employment with the Company terminated in November, 1993. Amount shown includes 60 shares owned by Mr. Anderson's wife. Also includes options to purchase 81,250 shares of Common Stock exercisable within 60 days after March 15, 1994.

     (7) Amount shown represents options to purchase 125,000 shares of Common Stock exercisable within 60 days after March 15, 1994. Amount shown does not include options to purchase 375,000 shares of Common Stock that could become exercisable within 60 days after March 15, 1994 based on the 20-day average price of the Company's Common Stock as follows: 125,000 shares if the average price reaches $6.67; 125,000 shares if the average price reaches $8.33; and 125,000 shares if the average price reaches $10.00.

     (8) Mr. McCarty's employment with the Company terminated in February, 1994. Amount shown includes options to purchase 83,666 shares of Common Stock exercisable within 60 days after March 15, 1994.

     (9) Ms. Prest's employment with the Company terminated in January, 1994. Amount shown includes options to purchase 113,250 shares of Common Stock exercisable within 60 days after March 15, 1994.

     (10) Mr. Tippett's employment with the Company terminated in February, 1993. Amount shown includes options to purchase 12,500 shares of Common Stock exercisable within 60 days after March 15, 1994. Also includes 3,035 shares held in trust under the GenRad, Inc. Choice Investment Plan.

     (11) Amount shown includes options to purchase 623,166 shares of Common Stock exercisable within 60 days after March 15, 1994. Also includes 60 shares owned by the wife of an executive officer, which executive officer's employment with the Company terminated in November, 1993; 3,035 shares held in trust under the GenRad, Inc. Choice Investment Plan by an executive officer whose employment with the Company terminated in February, 1993; and 1,391 shares that are issuable to one of the directors upon conversion of the Company's 7 1/4% Convertible Subordinated Debentures (such debentures are convertible at the option of the holder). Amount shown does not include an executive officer's options to purchase 375,000 shares of Common Stock that could become exercisable within 60 days after March 15, 1994 based on the 20-day average price of the Company's Common Stock. The employment of executive officers Anderson, McCarty, Prest and Tippett terminated prior to March 15, 1994.

SOLICITATION

     GenRad will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy, and any additional material which may be furnished to shareholders. Further solicitation of Proxies may be made by telephone or other communication. Brokers, custodians and fiduciaries in whose names Common Stock is held will be requested to forward Proxy soliciting material to the beneficial owners of such stock and GenRad will reimburse them for this service. GenRad has retained Georgeson & Co. Inc. as proxy solicitor to aid in the solicitation of Proxies at an estimated cost of $6,000.

VOTES REQUIRED

     The affirmative vote of the holders of a plurality of the votes cast at the Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Meeting and voting on a matter is required for the approval of each of the other matters to be voted upon. In addition, the New York Stock Exchange requires that the total vote cast (for and against) on the proposed amendment to the Company's 1991 Equity Incentive Plan, the proposed amendment to the Company's Employee Stock Purchase Plan and the adoption of the 1994 Director Restricted Stock Plan represent at least a majority of the outstanding shares of Common Stock.

     Shares of Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal. With respect to the required vote on any particular matter other than Items 2, 3 and 4, abstentions will not be treated as votes cast or as shares present or represented and voting. With respect to the required vote on Items 2, 3 and 4, abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote, but will not be counted as a vote in favor of the matter. Accordingly, an abstention from voting on any of these matters has the same effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a "broker non-vote" on a matter has no effect on the voting on such matter.

                                    ITEM 1.

                             ELECTION OF DIRECTORS

     Pursuant to Section 50A of Massachusetts General Laws Chapter 156B, the Company has a classified Board of Directors consisting of three Class I Directors, two Class II Directors and three Class III Directors. The Class I, Class II and Class III Directors will serve until the Annual Meetings of Shareholders to be held in 1994, 1995 and 1996, respectively, and until their respective successors are duly elected and qualified. At each Annual Meeting of Shareholders, directors are elected for a full term of three years to succeed those whose terms are expiring. At the 1994 Annual Meeting of Shareholders, the shareholders will elect two Class I Directors, whose terms will extend until the 1997 Annual Meeting.

     The nominees for Class I Directors, Mr. Lyons and Ms. Stadecker, are presently serving as directors of the Company. Mr. Lyons was elected by a majority vote of the directors in July, 1993 to fill a vacancy created by the resignation of William R. Thurston, former director and President and Chief Executive Officer of the Company, on August 31, 1991. Ms. Stadecker was elected by a majority vote of the directors in April, 1994 to fill a vacancy created by the Board of Directors on April 1, 1994.

     Shares represented by all Proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the two nominees for Class I Directors. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, the persons named in the Proxy may vote the Proxy for the election of a substitute.

     Robert E. Anderson, former Chairman and President and Chief Executive Officer of the Company, resigned as a director on January 13, 1994. Mr. Anderson was a Class III Director. Wilson Wilde will complete his term as a Class I Director on May 12, 1994. Mr. Wilde is not seeking re-election to the Board of Directors. Accordingly, vacancies exist for a Class III Director and a Class I Director. Under Massachusetts law, these vacancies may be filled prior to the 1996 and 1997 Annual Meetings, respectively, only by a majority vote of the remaining directors.

     The following table sets forth certain information about each member of the Board of Directors, all of whom are presently directors of the Company, the class within which such directors serve, the positions and offices held by him or her, his or her age, the year in which he or she became a director of the Company, his or her principal occupation and business experience for the past five years, the names of other public companies of which he or she serves as director, as well as beneficial ownership of GenRad Common Stock as of March 15, 1994.

                                                                       NUMBER OF
                                                           YEAR        SHARES OF
                                                         BECAME A     COMMON STOCK
                                                        DIRECTOR OF   BENEFICIALLY         PERCENT
        BIOGRAPHICAL SUMMARIES OF DIRECTORS             THE COMPANY     OWNED(1)           OF CLASS
- - ---------------------------------------------------     -----------   ------------       ------------
NOMINEES FOR TERMS EXPIRING IN 1997 (CLASS I DIRECTORS)

JAMES F. LYONS, 59, President and Chief Executive
  Officer, GenRad, Inc.............................      1993          125,000(3)         Less than 1%

     Mr. Lyons has been President and Chief
       Executive Officer of the Company since July,
       1993. From January, 1992 to July, 1993 he was President and Chief Executive Officer of
       Harry Gray Associates, a management
       consulting and investment company. From
       October, 1989 to January, 1992 he was
       President and Chief Operating Officer of
       American Medical International. From 1987 to
       October, 1989 he was Chief Investment
       Officer of GKH Partners.

                                                                    NUMBER OF
                                                                     YEAR        SHARES OF
                                                                    BECAME A     COMMON STOCK
                                                                   DIRECTOR OF   BENEFICIALLY         PERCENT
        BIOGRAPHICAL SUMMARIES OF DIRECTORS                        THE COMPANY     OWNED(1)           OF CLASS
- - ---------------------------------------------------                -----------   ------------       ------------
ADRIANA STADECKER, 47, Vice President, Executive
  Operations, Digital Equipment Corporation,
  Maynard, MA......................................                1994               0                  --
     Ms. Stadecker has been Vice President,
       Executive Operations at Digital Equipment
       Corporation since January, 1993. From
       October, 1992 to January, 1993, she was
       responsible for Executive Operations at
       Digital Equipment Corporation. From January,
       1991 through September, 1992, she was Group
       Human Resource Manager, Worldwide
       Manufacturing & Logistics, Digital Equipment
       Corporation. From August, 1988 to December,
       1990, she was Group Human Resource Manager,
       Semiconductor Operations, Digital Equipment
       Corporation.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 1996 (CLASS III DIRECTORS)
EDWIN M. MARTIN, JR., 51, Partner, Piper & Marbury,
  Washington, D.C..................................                1989          12,500(2)          Less than 1%
     Mr. Martin has been a Partner at the law firm
       of Piper & Marbury since February, 1993.
       From October, 1989 until February, 1993, he
       was a Partner at the law firm of Pepper,
       Hamilton & Scheetz. From July, 1974 until
       October, 1989, he was a Senior Partner at
       the law firm of Hale and Dorr.

WILLIAM G. SCHEERER, 56, Quality, Engineering,
  Software and Technologies Vice President, AT&T
  Bell Laboratories, Holmdel, New Jersey...........                1988          12,850(2)          Less than 1%
     Mr. Scheerer had been the Executive Director,
       Quality, Engineering, Software and
       Technologies at AT&T Bell Laboratories since
       January, 1993 until January, 1994 when he
       became Quality, Engineering, Software and
       Technologies Vice President. From May, 1990
       through December, 1992, he was Executive
       Director, Quality Technologies and
       International Planning, AT&T Bell
       Laboratories. From May, 1988 through April,
       1990, he was Executive Director, Product
       Realization and International Planning, AT&T
       Bell Laboratories. From August, 1981 through
       April, 1988, he was Executive Director of
       the Transmission Terminals Division of AT&T
       Bell Laboratories.

                                                                               NUMBER OF
                                                                  YEAR         SHARES OF
                                                                 BECAME A     COMMON STOCK
                                                                DIRECTOR OF   BENEFICIALLY         PERCENT
        BIOGRAPHICAL SUMMARIES OF DIRECTORS                     THE COMPANY     OWNED(1)           OF CLASS
- - ---------------------------------------------------             -----------   ------------       ------------
DIRECTORS WHOSE TERMS WILL EXPIRE IN 1995 (CLASS II DIRECTORS)

PAUL PENFIELD, JR., 60, Head, Department of
  Electrical Engineering and Computer Science, The
  Massachusetts Institute of Technology, Cambridge,
  Massachusetts....................................                1981          17,541(2)(4)     Less than 1%
     Dr. Penfield has been a Professor of
       Electrical Engineering at The Massachusetts
       Institute of Technology since 1969. He has
       been Head of the Department of Electrical
       Engineering and Computer Science at The
       Massachusetts Institute of Technology since
       September, 1989.

JAMES H. WRIGHT, 63, Retired; Attorney-at-Law......                1971          14,061(2)        Less than 1%
     Mr. Wright was Associate General Counsel of
       New Bank of New England, N.A., New
       Connecticut Bank and Trust, N.A. and New
       Maine National Bank from January, 1991 to
       July, 1991. Prior to January, 1991, he had
       been Associate General Counsel, Bank of New
       England Corporation since 1987, and prior to
       that time was Senior Vice President and
       General Counsel of The Conifer Group Inc.

- - ---------------

     (1) Sole voting and investment power unless otherwise indicated.
     (2) Includes, in each case, options exercisable within 60 days after March 15, 1994 to purchase 12,500 shares of Common Stock.
     (3) Amount shown represents options to purchase 125,000 shares of Common
Stock exercisable within 60 days after March 15, 1994. Amount shown does not include options to purchase 375,000 shares of Common Stock that could become exercisable within 60 days after March 15, 1994 based on the 20-day average price of the Company's Common Stock as follows: 125,000 shares if the average price reaches $6.67; 125,000 shares if the average price reaches $8.33; and
125,000 shares if the average price reaches $10.00.
     (4) Includes 1,391 shares that are issuable upon conversion of the
Company's 7 1/4% Convertible Subordinated Debentures. Such debentures are convertible at the option of the holder.

     The Compensation Committee of the Board reviews and makes recommendations to the Board on matters relating to employee compensation and benefits, determines the compensation of officers and other key employees and administers the Company's 1982 Stock Option Plan, 1991 Equity Incentive Plan and Employee Stock Purchase Plan. The members are Edwin M. Martin, Jr. (Chair), Paul Penfield, Jr. and James H. Wright. The Committee on Directors of the Board identifies, screens and recommends individuals for Board membership. The Committee on Directors of the Board will consider nominees recommended by shareholders who submit such recommendations in writing prior to the time shareholder proposals are due to be submitted for inclusion in proxy materials. The members are William G. Scheerer (Chair), Wilson Wilde and James H. Wright. The Audit Committee of the Board reviews and monitors the Company's financial reporting and accounting practices. The members are James H. Wright (Chair), Edwin M. Martin, Jr. and Wilson Wilde. The Technology Committee of the Board periodically reviews issues concerning product technology with the Company's technical management and reports its assessments to the Board. The members are Paul Penfield, Jr. (Chair) and William G. Scheerer.

     In 1993, the Board of Directors met 13 times, its Audit Committee met three times, its Compensation Committee met six times, its Committee on Directors met four times and its Technology Committee met three times. All directors attended at least 75% of the meetings of the Board and of all meetings of the committees of the Board on which they respectively served.

                    COMPENSATION OF EXECUTIVES AND DIRECTORS

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information with respect to the annual and long-term compensation of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for the past three fiscal years (such executive officers are sometimes collectively referred to herein as the "named executive officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                                                                    COMPENSATION
                                                                                    -------------
                                                     ANNUAL COMPENSATION               AWARDS
                                             -----------------------------------    -------------
                                                                        OTHER        SECURITIES
                                                                       ANNUAL        UNDERLYING       ALL OTHER
                                              SALARY      BONUS      COMPENSATION   OPTIONS/SARS     COMPENSATION
  NAME AND PRINCIPAL POSITION(A)      YEAR     ($)        ($)(B)       ($)(C)            (#)          ($)(A)(D)
- - -----------------------------------   -----  --------    --------    -----------    -------------    ------------
James F. Lyons.....................   1993   $157,921    $150,000                       500,000
  President and Chief                 1992         --          --                            --
  Executive Officer                   1991         --          --                            --

Robert E. Anderson.................   1993    325,008      65,000      $    --                0        $215,661
  Chairman, President and             1992    331,866     162,504       56,604           81,250
  Chief Executive Officer             1991    304,695          --       50,604           32,000

Robert C. Aldworth.................   1993    186,750      36,000                        45,000
  Vice President,                     1992    190,400      90,000                        60,000
  Chief Financial Officer             1991     86,980          --                        55,000
  and Secretary

Stephen McCarty....................   1993    112,479      22,500                        40,000
  Vice President,                     1992    109,953      55,000                        27,500
  Human Resources                     1991         --          --                            --

Carole Y. Prest....................   1993    158,652      29,000                        40,000
  Vice President                      1992    149,028      72,504                        36,250
  and General Manager,                1991    117,813          --                        22,500
  Concord Products

Richard C. Tippett.................   1993    171,093      34,000                             0
  Vice President and                  1992    171,753     110,222                        42,500
  General Manager,                    1991    150,006          --                        15,000
  Concord Products

- - ---------------

(A) Mr. Lyons joined the Company as President and Chief Executive Officer in July, 1993. Mr. Anderson served as Chairman, President and Chief Executive Officer until July 1993, and as Chairman until October, 1993. Mr. Anderson's employment with the Company terminated in November, 1993. Mr. Aldworth joined the Company as an executive officer in August, 1991. Mr. McCarty became an executive officer in March, 1992. Mr. McCarty's employment with the Company terminated in February, 1994. Ms. Prest became an executive officer in March, 1991. Ms. Prest's employment with the Company terminated in January, 1994. Mr. Tippett's employment with the Company terminated in February, 1993.
(B) Amount for Mr. Lyons represents a one-time hiring bonus. Other amounts shown include cash compensation paid to or accrued for each of the remaining named executive officers. The purpose and terms of these bonuses are described in the Board Compensation Committee Report on Executive Compensation herein.
(C) Amounts for Mr. Anderson consist of the following: for 1992, housing allowance of $50,604 and financial counseling of $6,000; for 1991, housing allowance of $50,604.
(D) Amount for Mr. Anderson represents a supplemental pension payment.

EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement with Messrs. Lyons and Aldworth. The agreement with Mr. Lyons is for a term which expires on July 7, 1996. The agreement with Mr. Aldworth is for a term which expires on December 31, 1995. During the terms of these agreements, each of Messrs. Lyons and Aldworth will continue to receive a salary not less than his base salary in effect on the date of the agreement, as such base salary may be increased from time to time (but subject to reduction prior to a change in control in accordance with a general salary reduction program) and to receive fringe benefits consistent with those for which he is eligible on the date of the agreement.

     Pursuant to the terms of his employment agreement, in the event that Mr. Lyons' employment is terminated without cause (including certain terminations deemed to be without cause following a change in control) prior to July 7, 1996, Mr. Lyons would be entitled to the following compensation: during the period commencing with the date of involuntary termination and ending twelve months thereafter, the Company is required to pay Mr. Lyons' base salary; and during the period following completion of such twelve-month period, and ending twelve months thereafter, the Company is required to pay Mr. Lyons an amount equal to his base salary immediately prior to the date of involuntary termination minus any salary or other compensation earned by Mr. Lyons from other employment. The Company is also required to continue to provide Mr. Lyons with medical, dental and similar health benefits until the earlier to occur of his full-time employment by another company or the second anniversary of his involuntary termination.

     Mr. Anderson, Mr. McCarty, Ms. Prest and Mr. Tippett's employment with the Company terminated in November, 1993, February, 1994, January, 1994 and February, 1993, respectively.

OPTIONS OUTSTANDING

     As of January 1, 1994, there were outstanding under the 1982 Stock Option Plan, the 1991 Equity Incentive Plan and the 1991 Directors' Stock Option Plan options to purchase 2,071,000 shares of Common Stock at a weighted average price of $2.41 per share with expiration dates ranging from January 27, 1994 to July 7, 2003.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding options granted during the fiscal year ended January 1, 1994 by the Company to each of the named executive officers:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                          POTENTIAL
                                                                                                         REALIZABLE
                                                                                                          VALUE AT
                                                                                                       ASSUMED ANNUAL
                                                                                                          RATES OF
                                                                                                        STOCK PRICE
                                                                                                        APPRECIATION
                                    INDIVIDUAL GRANTS                                                FOR OPTION TERM(B)
- - -----------------------------------------------------------------------------------------    ----------------------------------
                         NUMBER OF       % OF TOTAL
                        SECURITIES      OPTIONS/SARS
                        UNDERLYING       GRANTED TO      EXERCISE
                       OPTIONS/SARS       EMPLOYEES      OR BASE
                          GRANTED         IN FISCAL       PRICE      MARKET    EXPIRATION
NAME                      (#)(A)            YEAR          ($/SH)     PRICE        DATE        0%($)       5%($)        10%($)
- - ----                   ------------     -----------    --------    ------    ----------    --------    --------    ----------
James F. Lyons.........    500,000           45.4%        $ 3.50     $3.375       7/7/03     $     --    $998,760    $2,626,940
Robert E. Anderson.....         --             --             --        --            --           --          --            --
Robert C. Aldworth.....     45,000            4.1%        $ 1.00     $4.50       3/23/98      157,500     213,447       281,128
Stephen McCarty........     40,000            3.6%        $ 1.00     $4.50       3/23/98      140,000     189,731       249,892
Carole Y. Prest........     40,000            3.6%        $ 1.00     $4.50       3/23/98      140,000     189,731       249,892
Richard C. Tippett.....         --             --             --        --            --           --          --            --

- - ---------------

(A) Except as described below, options became exercisable on November 5, 1993. Mr. Lyons' options for 500,000 shares become exercisable based on the 20-day average price of the Company's Common Stock as follows: 125,000 shares if the average price reaches $5.00, 125,000 shares if the average price reaches $6.67, 125,000 shares if the average price reaches $8.33 and 125,000 shares if the average price reaches $10.00. The first 125,000 shares became exercisable on December 8, 1993.
(B) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 0%, 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock appreciation exercises will depend on the future performance of the Common Stock and the date on which the options are exercised. Amounts shown for Mr. Lyons assume that all 500,000 options vest in accordance with terms of his stock option agreement.


OPTION EXERCISES AND FISCAL YEAR END VALUE TABLE

     The following table sets forth the aggregate dollar value of all options exercised and the total number of unexercised options held on January 1, 1994, by each of the named executive officers:

                                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                                   FISCAL YEAR-END OPTION VALUES

                                                                             NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                                                                   OPTIONS AT             IN-THE-MONEY OPTIONS
                                                                                   FY-END(#)                AT FY-END($)(B)
                                          SHARES ACQUIRED      VALUE       --------------------------  --------------------------
NAME                                      ON EXERCISE(#)   REALIZED($)(A)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- - -------------------------------           ---------------  --------------  -----------  -------------  -----------  -------------
James F. Lyons...........................     --                    --       125,000       375,000      $ 343,750    $ 1,031,250
Robert E. Anderson.......................     --                    --       194,584             0        842,336           0.00
Robert C. Aldworth.......................     --                    --       141,667        18,333        711,484         50,416
Stephen McCarty..........................     --                    --        78,333         6,083        421,276         26,613
Carole Y. Prest..........................     --                    --       106,750         7,500        544,450         32,812
Richard C. Tippett.......................   88,000            $240,657        16,500         5,000         89,000         21,875

- - ---------------

(A) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.

(B) The closing price for the Company's Common Stock as reported by the New York Stock Exchange on December 31, 1993, the last business day of fiscal 1993, was $6.25. Value is calculated on the basis of the difference between the option exercise price and $6.25 multiplied by the number of shares of Common Stock underlying the option.

PENSION PLAN

     GenRad has a defined benefit pension plan designed to provide retirement benefits for employees in the United States and incidental benefits to their beneficiaries. Generally, an employee is eligible to participate in the Pension Plan after one year of service and benefits become fully vested after five years of service. Normal retirement age under the Pension Plan is generally age 65, but participants may be eligible to elect early retirement at age 50. Benefits are calculated on the basis of a formula described in the Pension Plan, taking into account the participant's (1) final average earnings, (2) final average earnings in excess of the average Social Security wage base and (3) years of service up to 50. Final average earnings is based on the five highest consecutive calendar year's earnings. The average Social Security wage base is determined using the 35 annual Social Security wage bases prior to a participant's Social Security normal retirement age. Pensionable earnings for each of the named executives is comprised of both "Salary" and "Bonus" set forth opposite such executive's name found in the Summary Compensation Table, limited to the maximum earnings allowed under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"). The earnings limits for 1993 and 1994 are $235,840 and $150,000, respectively.

     The benefits determined under the Pension Plan are normally paid in the form of a life annuity. The payments are limited by Section 415 of the Code. The annual benefit limit for 1993 was $115,641 and the limit for 1994 is $118,800. The Pension Plan is qualified under Section 401 of the Code and satisfies the requirements of the Employment Retirement Income Security Act of 1974 (ERISA). The Company contributes to the Pension Plan in amounts sufficient to satisfy the minimum funding requirement of ERISA. The following table sets forth, for selected income and length of service categories, the amount of yearly benefits payable after retirement under the Pension Plan as a single life annuity.


                               PENSION PLAN TABLE

                                                                 YEARS OF SERVICE
                                              -------------------------------------------------------
REMUNERATION*                                   15          20          25          30          35
- - -----------                                   -------     -------     -------     -------     -------
 $100,000...................................  $14,148     $18,864     $23,580     $28,296     $33,012
  150,000...................................   21,648      28,864      36,080      43,296      50,512
  200,000...................................   29,148      38,864      48,580      58,296      68,012
  250,000 and above.........................   34,524      46,032      57,540      69,048      80,556

- - ---------------

* Beginning in 1994, remuneration which can be taken into account in calculating benefits under the Pension Plan will be limited to $150,000 (subject to certain cost of living adjustments). Currently accrued benefits in excess of the amount determined with respect to such compensation will be preserved.

     The years of service credited to each of the named executive officers are as follows: Robert C. Aldworth, 1, Robert E. Anderson, 28, James F. Lyons, 0, Stephen McCarty, 11, Carole Y. Prest, 8, and Richard C. Tippett, 8.

COMPENSATION OF DIRECTORS

     Effective January 1, 1994, directors who are not employees of GenRad receive an annual cash retainer of $10,000 and, subject to shareholder approval, an annual grant of 1,500 restricted shares of the Company's Common Stock. Directors who are not employees of GenRad also receive a fee of $750 for each directors' meeting attended. Non-employee directors who serve as committee chair of the Audit Committee, the Compensation Committee, the Committee on Directors or the Technology Committee receive a fee of $1,000 for attending each committee meeting. Non-employee directors who are members of the Audit Committee, the Compensation Committee, the Committee on Directors and the Technology Committee receive a fee of $750 for attending each committee meeting. Directors are also reimbursed for any expenses attendant to Board membership.

     Pursuant to the 1991 Directors' Stock Option Plan, each non-employee director is granted options to purchase 2,500 shares of the Company's Common Stock each year on the fifth business day following the release of annual earnings. The option exercise price for options granted under the 1991 Directors' Stock Option Plan is equal to the closing price per share of the Company's Common Stock on the date of grant ($4.375 in 1993). Each option may be exercised at any time, in whole or in part, prior to the fifth anniversary of the date of grant.

     Effective January 1, 1992, Mr. Wright, a Class II Director, entered into a consulting agreement with the Company to provide temporary, part-time business consulting and legal services. This agreement terminated February 28, 1993. Mr. Wright was paid a total of $5,925 pursuant to this agreement in fiscal 1993.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Company's Board of Directors is responsible for establishing compensation policies with respect to the Company's executive officers, including the Chief Executive Officer and the other named executive officers, and setting the compensation for the individuals. The Compensation Committee consists of the three non-employee directors listed below.

     The Compensation Committee seeks to achieve three broad goals in connection with the Company's executive compensation programs and decisions regarding individual compensation. First, the Compensation Committee structures executive compensation programs in a manner that the Committee believes will enable the Company to attract and retain key executives. Second, the Compensation Committee establishes compensation programs that are designed to reward executives for the achievement of specified business objectives of the Company or, in some cases, both the Company and the individual executive's particular business unit. By tying compensation in part to particular goals, the Compensation Committee believes that a performance-oriented environment is created for the Company's executives. Finally, the Company's executive compensation programs are intended to provide executives with an equity interest in the Company so as to link a portion of the compensation of the Company's executives with the performance of the Company's Common Stock.

     The compensation programs for the Company's executives established by the Compensation Committee consist of three elements based upon the foregoing objectives: base salary; annual cash bonus; and stock-based equity incentives, primarily participation in the Company's 1991 Equity Incentive Plan.

     In establishing base salaries for executives, the Compensation Committee monitors standards at comparable companies, particularly those that are in the same or related industries and/or same general geographical area as the Company, considers historic salary levels of the individual and the nature of the individual's responsibilities and compares the individual's base salary with those of other executives at the Company. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions and the Company's financial performance in establishing base salaries of executives.

     The Compensation Committee generally structures cash bonuses by linking them to the achievement of specified Company and/or business unit performance objectives.

     Stock option grants in 1993 were designed to make a meaningful portion of the overall compensation of the Chief Executive Officer and other named executive officers vary depending upon the performance of the Company's Common Stock.

     In 1993, the Company selected a new Chief Executive Officer, James F. Lyons. Mr. Lyons was elected July 7, 1993. In determining his compensation arrangements the Compensation Committee followed the policies set forth above. First, his base compensation was established to match with median levels for Chief Executive Officers of electronics companies of comparable size. A signing bonus was given to Mr. Lyons to offset compensation he was foregoing in leaving his present position and the absence of any bonus for the remaining portion of 1993. Second, his participation in the 1991 Equity Incentive Plan, with eligibility to earn up to 50% of his base compensation, is consistent with the goal to reward for the achievement of Company objectives. Finally the stock option award, particularly the linking of vesting to trading prices of the Company's Common Stock on the New York Stock Exchange, is intended to link the rewards of the Chief Executive Officer to those of the Company's stockholders.

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company is currently considering whether to structure the performance-based portion of the compensation of its executive officers in a manner that complies with this new statute, although the Company believes that, in light of its current net operating loss, such compliance will not be important in the near future.
                                            Edwin M. Martin, Jr., Chair
                                              Paul Penfield, Jr.
                                              James H. Wright


STOCK PERFORMANCE CHART

     The following chart compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the five years ended December 31, 1993 with the total return on the S&P 500 Composite Index and the S&P High Technology Composite Index. The comparison assumes $100 was invested on December 31, 1988 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                                                   S&P High
                                                  Technology        S&P 500
      Measurement Period                           Composite       Composite
    (Fiscal Year Covered)        GenRad, Inc.        Index           Index
           1988                       100             100             100
           1989                        69              99             132
           1990                        27             101             128
           1991                        31             115             166
           1992                        69             120             179
           1993                        85             147             197

                                    ITEM 2.

                    AMENDMENT TO 1991 EQUITY INCENTIVE PLAN

     In the opinion of the Board of Directors, the future success of the Company depends, in large part, on its ability to attract, retain and motivate key employees with experience and ability. Under the Company's 1991 Equity Incentive Plan (the "Incentive Plan"), the Company is currently authorized to make awards of restricted stock and to grant incentive and non-statutory stock options to employees, officers and employee directors of, and consultants and advisers to, the Company to purchase up to 2,500,000 shares of Common Stock. On March 15, 1994, 953,000 shares were available for future grants under the Incentive Plan. Accordingly, the Board of Directors has adopted, subject to shareholder approval, an amendment (the "Incentive Plan Amendment") to the Incentive Plan increasing the number of shares of Common Stock available for the issuance under the Incentive Plan by 2,000,000.

     The following is a summary of the material provisions of the Incentive
Plan:

ELIGIBILITY

     All key employees of the Company are eligible to receive incentive stock options, non-statutory stock options and awards of restricted stock. Outside consultants and advisors to the Company are only eligible to receive non-statutory options and awards of restricted stock under the Incentive Plan. As of March 15, 1994, approximately 625 employees of the Company were eligible to participate in the Incentive Plan.

ADMINISTRATION

     The Incentive Plan is administered by the Board of Directors. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the Incentive Plan to a committee appointed by the Board of Directors, and if a committee is so appointed all references to the Board of Directors in the Incentive Plan and in this summary shall mean such committee. The Board of Directors has delegated the administration of the Incentive Plan to its Compensation Committee, consisting of Messrs. Martin, Penfield and Wright.

STOCK OPTIONS

     The Board of Directors designates the optionees, option prices, date of grant and term of each option. The exercise price of options is determined by the Board of Directors, but may not be less than 100% of the fair market value on the date of grant for incentive stock options. Under Section 422 of the Code, no incentive stock option granted under the Incentive Plan can, together with any other incentive stock option granted under any other plan, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (at the date of grant) of more than $100,000 and no incentive stock option can have a term exceeding ten years. Payment of the option exercise price may be made in cash, shares of Common Stock, a combination of cash or stock or by any other method (including delivery of a promissory note payable on terms specified by the Board of Directors) approved by the Board of Directors consistent with Section 422 of the Code and Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934. While the Company may grant options which are exercisable at different times or within different periods, it is anticipated that options granted generally will be exercisable on a cumulative basis with respect to 33 1/3% of the shares after one year from the date of grant and an additional 33 1/3% per year thereafter. Options are not assignable or transferable except by will or the laws of descent and distribution and, in the case of non-statutory options, pursuant to a qualified domestic relations order (as defined in the Code). The Board of Directors will determine the length of time an optionee may exercise his or her option following the termination of employment (which may not exceed three months in the case of incentive stock options) and upon death or disability (which may not exceed one year in the case of incentive stock options).

     The Board of Directors may, in its sole discretion, include additional provisions in any option granted under the Incentive Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors so long as not inconsistent with the Incentive Plan. The Board of Directors may also, in its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the Incentive Plan may be exercised.

RESTRICTED STOCK AWARDS

     Restricted stock awards entitle the recipient to purchase Common Stock from the Company under terms which provide for vesting over a period of time and a right of repurchase of unvested stock when the recipient's relationship with the Company terminates. The Board of Directors selects the recipients of restricted stock awards and (i) determines the number of shares of Common Stock to be issued and sold to the recipient, (ii) the price of the stock, which can be less than the fair market value, and (iii) the vesting schedule for such shares. While the Company may make awards of restricted stock which vest at different times or within different periods, it is anticipated that awards generally will vest on a cumulative basis with respect to 33 1/3% of the shares after one year from the date of grant and an additional 33 1/3% per year thereafter. The recipient may not sell, transfer or otherwise dispose of such stock until it vests. Upon termination of the recipient's relationship with the Company, the Company will be entitled to repurchase those shares which are not vested on the termination date at a price equal to their original purchase price.

CANCELLATION AND NEW GRANT OF OPTIONS

     The Board of Directors, with the consent of the affected option holder, may at any time cancel any or all outstanding options under the Incentive Plan and grant in substitution therefor new options under the Incentive Plan covering the same or different numbers of shares of Common Stock. Such new options shall have an exercise price per share determined by the Board of Directors, but not less than 100% of fair market value on the date of the new grant in the case of incentive stock options. The Company anticipates that in most cases the option price in effect under any such new grant will be less than the option price which would have been payable under the cancelled options since the new grant is likely to arise in situations where the exercise price of existing options exceeds the market price and new options are granted at lower prices to restore an incentive to recipients of such options. Under the Incentive Plan, an exchange program such as that described above would not require shareholder approval.

MERGERS AND CHANGE IN CONTROL

     In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company, the Board of Directors may, in its discretion, take one or more of the following actions: (i) provide that outstanding options shall be assumed, or equivalent options shall be substituted, by the acquiring corporation, (ii) upon written notice to optionees, provide that all unexercised options will terminate unless exercised within a specified time, (iii) in the event of a merger in which cash payments are paid to shareholders, make or provide for a cash payment to optionees equal to the difference between the cash payment payable in the merger per share of Common Stock and the exercise price per share, multiplied by the number of shares subject to each outstanding option, and (iv) provide that all or any outstanding options shall become exercisable in full and all restrictions on outstanding awards of restricted stock shall terminate.

     Notwithstanding any other provision of the Incentive Plan, in the event of a "Change in Control of the Company", as defined in the Incentive Plan, the exercise dates of all options then outstanding shall be accelerated in full, any restrictions on exercising outstanding options issued pursuant to the Incentive Plan shall terminate and any restrictions on and rights of the Company to repurchase shares covered by outstanding awards of restricted stock issued pursuant to the Incentive Plan shall terminate.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors may at any time amend or modify the terms of the Incentive Plan in any respect except that the Board of Directors may not adopt any amendment requiring shareholder approval under Rule 16b-3 or Section 422 of the Code without the approval of the shareholders of the Company.

WITHHOLDING TAXES

     Subject to the approval of the Company, a participant may elect to satisfy federal, state or local withholding tax requirements incurred in connection with the exercise of an option or purchase of shares subject to a restricted stock award, in whole or in part, by (i) causing the Company to withhold shares of Common Stock which would otherwise be issued pursuant to the exercise of an option or the purchase of shares subject to an award, or (ii) delivering to the Company shares of Common Stock already owned by the optionee.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the federal income tax treatment of incentive stock and non-statutory options and restricted stock awards.

     Non-Statutory Stock Options. No taxable income is recognized by the optionee upon the grant of a non-statutory stock option. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price. However, special rules may apply to persons required to file reports under Section 16(b) of the Exchange Act as a consequence of the interaction of Section 83 of the Code and Rule 16b-3. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee. Any additional gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

     Incentive Stock Options. As in the case of non-statutory options, no taxable income will be recognized by the optionee upon the grant of an incentive stock option. However, unlike non-statutory options, no taxable income will be recognized by the optionee upon the exercise of an incentive stock option, and no corresponding expense deduction will be available to the Company. Generally, if an optionee holds shares acquired upon the exercise of incentive stock options until the later of (i) two years from the grant of the option or (ii) one year from the date of transfer of the purchased shares to him or her (the "Statutory Holding Period"), any gain recognized by the optionee on a subsequent sale of such shares will be treated as long-term capital gain. The gain recognized upon the sale of the stock is the difference between the option price and the sale price of the stock. The net federal income tax effect on the holder of incentive stock options is to defer, until the stock is sold, taxation of any increase in the stock's value from the time of grant to the time of exercise.

     If the optionee sells the shares prior to the expiration of the Statutory Holding Period, he or she will realize taxable income at ordinary income tax rates in an amount equal to the lesser of (i) the value of the shares on the date of exercise less the option price, or (ii) the amount realized on the date of sale less the option price, and the Company will receive a corresponding business expense deduction. However, special rules may apply to an officer-optionee. The amount by which the proceeds of sale exceed the fair market value of shares on the date of exercise will be treated as long-term capital gain if the shares are held for more than one year prior to the sale and as short-term capital gain if the shares are held for a shorter period. In the case of a sale where a loss, if sustained, would have been recognized, the amount of the optionee's income, and the amount of the Company's corresponding expense deduction, will not exceed the difference between the sale price and the adjusted basis of the shares.

     For purposes of the "alternative minimum tax" applicable to individuals, the exercise of an incentive stock option is treated in the same manner as the exercise of a non-statutory stock option. Thus, in the year of option exercise an optionee must generally include in his or her alternative minimum taxable income the difference between the exercise price and the fair market value of the stock on the date of exercise. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income at rates of 26% to 28%, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

     If an optionee transfers "statutory option stock" (which includes stock acquired through the exercise of an incentive stock option) to exercise stock options prior to the expiration of the applicable holding periods, the optionee will recognize ordinary income and the Company will receive a corresponding business expense deduction in an amount equal to the lesser of (i) the fair market value of the statutory option stock on the date it was acquired less its exercise price, or (ii) the fair market value of such statutory option stock on the date of the exchange less its adjusted basis.

     Restricted Stock Awards. If an award is subject to forfeiture provisions and restrictions on transfer (a "Restricted Award"), neither the Company nor the recipient of an award will realize any federal tax consequences at the time such award is granted under the Plan unless the recipient makes an election under
Section 83(b) of the Code. If the recipient of a Restricted Award makes a
Section 83(b) election within 30 days of the date of grant, or if the recipient is granted an award that is not subject to forfeiture provisions and restrictions on transfer, then he or she will recognize ordinary income, for the year in which the award is received, in an amount equal to the difference between the fair market value of the Common Stock at the time the award is made and the purchase price paid for the Common Stock. If such election is made and the recipient subsequently forfeits some or all of the Common Stock, he or she will not be entitled to any tax refund. If the Section 83(b) election is not made with respect to a Restricted Award, the recipient will recognize ordinary income, at the time that the forfeiture provisions and restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at that time and the original purchase price per share. The Company will be entitled to deduct, as compensation expense, the same amount as the recipient must include as ordinary income and such deduction shall take place in the Company's tax year which includes the last day (generally December 31) of the recipient's tax year in which the income is recorded for federal tax purposes. When the recipient sells the stock, he or she will recognize capital gain at the time of sale on the difference between his or her basis (the price paid plus any taxed amount) and the sale price.

BOARD RECOMMENDATION

     The Board of Directors believes that approval of the Incentive Plan Amendment is in the best interests of the Company and its shareholders and recommends a vote "FOR" this proposal.

                                    ITEM 3.

                   AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

     In the opinion of the Board of Directors, the future success of the Company depends, in large part, on its ability to attract, retain and motivate key employees with experience and ability. Under the Company's Employee Stock Purchase Plan (as amended to date, the "Purchase Plan"), the Company is currently authorized to offer up to 1,962,000 shares of Common Stock to its employees. On March 15, 1994, 143 shares were available for purchase under the Purchase Plan. Accordingly, the Board of Directors has adopted, subject to shareholder approval, an amendment (the "Purchase Plan Amendment") to the Purchase Plan increasing the number of shares of Common Stock available for purchase under the Purchase Plan by 500,000 shares.

     The following is a summary of the material provisions of the Purchase Plan:

ADMINISTRATION AND ELIGIBILITY

     The Purchase Plan is administered by a committee appointed by the Board of Directors and is implemented by consecutive six-month offerings. Any employee who was employed by the Company at least one month prior to the commencement date of any offering under the Purchase Plan is eligible to participate in such offering. An employee may not participate in the Purchase Plan if, immediately after a grant made under the Purchase Plan, the employee would own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary of the Company. An employee will also be ineligible to participate in the Purchase Plan if the grant would cause the employee to hold rights to purchase stock under all such plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock for each calendar year in which such options is outstanding at any time.

     As of March 15, 1994, approximately 1,110 employees of the Company were eligible to participate in the Purchase Plan.

PARTICIPATION

     An eligible employee may choose to enroll in the Purchase Plan prior to the commencement of any offering. A participant may elect to have payroll deductions made on each pay day at a rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his or her "base pay" as defined in the Purchase Plan. A participant may withdraw from participation in any offering or may reduce the rate of payroll deduction once during any offering. The rate of payroll deduction may be increased or decreased prior to subsequent offerings.

PURCHASES

     Upon the commencement date of any offering under the Purchase Plan, a participating employee will be deemed to have been granted an option to purchase up to 150% of the number of shares of Common Stock determined by dividing the aggregate amount the employee has elected to have withheld from his or her base pay during that offering by 85% of the market value of the Company's Common Stock on the first business day of the offering. The option price of stock purchased with payroll deductions made during an offering will be lower of 85% of the fair market value of the Common Stock on the first business day of the offering, or 85% of the fair market value of the Common Stock on the last business day of the offering. Such option shall be deemed to have been exercised automatically on the day that the offering terminates, unless the participant withdraws from the offering prior to such date.

AMENDMENT AND TERMINATION

     The Board of Directors may, at any time, terminate or amend the Purchase Plan. Upon termination of the Purchase Plan, all amounts in the accounts of the participants, to the extent not used to purchase shares under the Purchase Plan, shall be refunded to the participants. No such termination can affect options previously granted. The Board of Directors may not amend the Purchase Plan without prior approval of the shareholders if such amendment would (a) materially increase the benefits accruing to participants under the Purchase Plan, (b) materially increase the number of securities which may be issued under the Purchase Plan, or (c) materially modify the requirements as to eligibility for participation in the Purchase Plan.

MERGERS

     In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company with another corporation, the holder of an outstanding option under the Purchase Plan will be entitled to receive upon termination of the then current offering the securities or property which holders of shares of Common Stock of the Company were entitled to upon the time of the merger or consolidation.

FEDERAL INCOME TAX CONSEQUENCES

     The Purchase Plan is intended to be an "employee stock purchase plan" as defined in Section 423 of the Code, which provides that the employee does not have to pay any federal income tax when he or she joins the Purchase Plan or when an offering ends and he or she receives shares of the Company's Common Stock. The employee is, however, required to pay a federal income tax on the difference, if any, between the price at which he or she sells the shares and the price he or she paid for them.

     If the employee has owned the shares for more than one year and disposes of them at least two years after the day the offering commenced, he or she will be taxed as follows: If the market price of the shares on the date they are sold is equal to or less than the price paid for the shares under the Purchase Plan, the employee will incur a long-term capital loss in the amount equal to the price paid over the sale price. If the sale price is higher than the price paid under the Purchase Plan, the employee will have to recognize ordinary income in an amount equal to the lesser of (a) the market price of the shares on the day the offering commenced over the price paid or (b) the excess of the sale price over the price paid. Any further gain is treated as a long-term capital gain.

     If the employee sells the shares before he or she has owned them for more than one year or before the expiration of a two-year period commencing on the day the offering period commenced, the employee will recognize ordinary income in an amount equal to the difference between the purchase price and the market price of the shares on the date of purchase and the Company will receive an expense deduction for the same amount. The employee will recognize a capital gain or loss (long or short term, depending on the period he or she has owned the shares) for the difference between the sale price and the fair market value on the date of purchase. Other than as described above, the Company will not be entitled to a tax deduction upon the purchase or sale of shares under the Purchase Plan.

BOARD RECOMMENDATION

     The Board of Directors believes that approval of the Purchase Plan Amendment is in the best interests of the Company and its shareholders and recommends a vote "FOR" this proposal.

                                    ITEM 4.

                APPROVAL OF 1994 DIRECTOR RESTRICTED STOCK PLAN

     On February 11, 1994, the Board of Directors adopted, subject to shareholder approval, the Company's 1994 Director Restricted Stock Plan (the "1994 Director Plan"). The purpose of the 1994 Director Plan is to encourage stock ownership by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

     The following is a summary of certain provisions of the 1994 Director Plan. This summary is qualified in all respects by reference to the full text of the 1994 Director Plan, which is attached as Exhibit A to this Proxy Statement.

ADMINISTRATION, ELIGIBILITY AND NUMBER OF SHARES

     The 1994 Director Plan will be administered by the Board of Directors. Directors of the Company who are not employees of the Company or any subsidiary of the Company will be eligible to participate in the 1994 Director Plan. Currently the Company has five outside directors eligible to participate in the 1994 Director Plan.

     Up to 50,000 shares of the Company's Common Stock may be issued under the 1994 Director Plan. Any shares of Common Stock which are forfeited under the terms of the 1994 Director Plan will again be available for issuance under the 1994 Director Plan.

AWARDS

     On August 31 of each year that the 1994 Director Plan is in effect, each eligible director will be granted a restricted stock award of 1,500 shares of the Company's Common Stock (an "Award"). These Awards are subject to certain restrictions which generally prohibit the transfer of any shares granted under the 1994 Director Plan prior to the first to occur of (a) the third anniversary of the date of the Award, (b) the director's death, disability or resignation with the consent of the Board of Directors or (c) a "Change in Control of the Company" as defined in the 1994 Director Plan. If a director resigns or refuses to stand for reelection without the consent of the Board of Directors, the director forfeits any shares which are still subject to the foregoing restrictions and which were granted under the 1994 Director Plan within the previous year.

AMENDMENTS AND TERMINATION

     The 1994 Director Plan may at any time be terminated, modified or amended by the holders of a majority of the then outstanding voting shares of the Company. The Board of Directors may at any time modify or amend the 1994 Director Plan in any respect, except that without the approval of the shareholders of the Company, the Board of Directors may not make any amendment which would (a) cause the 1994 Director Plan to no longer comply with Rule 16b-3 under the Securities Exchange Act of 1934 or (b) require shareholder approval under any applicable listing requirement. The provisions of the 1994 Director Plan relating to the amount and timing of each Award shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

     The termination or any modification or amendment of the 1994 Director Plan will not, without the consent of a recipient of an Award, affect his or her rights under an Award previously made to him or her. Unless sooner terminated by the Board of Directors or shareholders, the 1994 Director Plan shall terminate upon the earlier of (a) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (b) the date on which all shares available for issuance under the 1994 Director Plan shall have been issued pursuant to the final vesting of Awards.

FEDERAL TAX CONSEQUENCES

     Neither the Company nor the recipient of an Award will realize any federal tax consequences at the time any Award is granted under the 1994 Director Plan unless the recipient makes an election under Section 83(b) of the Code. If the recipient makes a Section 83(b) election within 30 days of the date of grant, then he or she will recognize ordinary income, for the year in which the Award is received, in an amount equal to the fair market value of the Common Stock at the time the Award is made. If the Section 83(b) election is not made, the recipient will recognize ordinary income, at the time that the forfeiture provisions and restrictions on transfer lapse, in an amount equal to the fair market value of the Common Stock at that time. Upon sale of the Common Stock acquired pursuant to an Award, the recipient will recognize a capital gain or loss on the difference between his or her basis (any ordinary income previously recognized) and the sales price. If the recipient holds the stock for more than one year after vesting, or if an election is made under Section 83(b) of the Code, after the date of the Award, he or she will recognize a long term capital gain or loss. The Company will be entitled to deduct, as compensation expense, the same amount as the employee shall include as ordinary income and such deduction shall take place in the Company's tax year which includes the last day (generally December 31) of the employee's tax year in which the income is recorded for Federal tax purposes.

     The 1994 Director Plan is not qualified under Section 401(a) of the Code.

BOARD RECOMMENDATION

     The Board of Directors believes that approval of the 1994 Director Plan is in the best interests of the Company and its shareholders and recommends a vote "FOR" this proposal.

                                    ITEM 5.

                             SELECTION OF AUDITORS

     Subject to ratification by the shareholders, the Board of Directors has selected Arthur Andersen & Co., independent public accountants, as auditors of GenRad for the fiscal year ending December 31, 1994. Arthur Andersen & Co. served as the Company's independent accountants for the fiscal year ended January 1, 1994, and during the course of that fiscal year were also engaged by the Company to provide certain tax and consulting services. GenRad has been advised by Arthur Andersen & Co. that representatives of the firm will be present at the Annual Meeting, and they will have the opportunity to make a statement if they so desire as well as be available to respond to appropriate questions.

     The Board of Directors has established an Audit Committee of its members to work with representatives of the auditors in establishing the scope of the audit and to conduct an independent review of the audit after its completion. The present members of this committee are James H. Wright (Chair), Edwin M. Martin, Jr. and Wilson Wilde.

     The Board of Directors recommends a vote "FOR" the ratification of Arthur Andersen & Co. as the Company's auditors for the fiscal year ending December 31, 1994. If the shareholders do not approve the selection of Arthur Andersen & Co., the Board of Directors will reconsider the matter.

                                    ITEM 6.

                                 OTHER BUSINESS

     The Board of Directors knows of no business which will be presented for consideration at the meeting other than as stated in the Notice of Meeting. If any other business properly comes before the meeting, it is the intention of the persons named in the enclosed Proxy to vote or otherwise act in accordance with their judgment on such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholder proposals for inclusion in proxy materials for the 1995 Annual Meeting of Shareholders must be submitted in writing by December 9, 1994 to the Secretary of the Company, 300 Baker Avenue, Concord, Massachusetts 01742-2174.

                                            ROBERT C. ALDWORTH, Secretary

April 8, 1994

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SEND IN YOUR PROXY WITHOUT DELAY. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT AT ANY TIME IF IT HAS NOT BEEN VOTED.

                                                                       EXHIBIT A

                                  GENRAD, INC.

                      1994 DIRECTOR RESTRICTED STOCK PLAN

1.  PURPOSE

    The purpose of this 1994 Director Restricted Stock Plan (the "Plan") of GenRad, Inc. (the "Company") is to encourage ownership in the Company by outside Directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as Directors of the Company.

2.  ADMINISTRATION

    The Board of Directors shall supervise and administer the Plan. Awards (as defined below) under the Plan and the amount and nature of the Awards to be granted shall be automatic in accordance with the terms of Section 5. However, all questions of interpretation of the Plan or of any Awards issued hereunder shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan. No member of the Board of Directors shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award granted hereunder.

3.  PARTICIPATION IN THE PLAN

    Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

4.  STOCK SUBJECT TO THE PLAN

    The maximum number of shares which may be issued under the Plan shall be 50,000 shares of the Company's Common Stock, par value $1.00 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan. Such shares may be authorized and unissued shares or may be treasury shares. Any shares of Common Stock which are forfeited pursuant to Section 5(d) of the Plan shall again be available for issuance under the Plan.

5.  RESTRICTED STOCK AWARDS

    A restricted stock award under the Plan (an "Award") shall consist of the issuance by the Company of shares of Common Stock, and the acceptance by the Director of such shares, subject to the terms, conditions and restrictions described in the document evidencing the Award and in the Plan. Each Award shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

          (a) Award Dates. The Company shall grant an Award to each eligible Director on August 31st of each year that the Plan is in effect (the "Award Date") in consideration for such Director's services as a member of the Board of Directors.

          (b) Number of Shares. Each Award shall be for 1,500 shares of the Company's Common Stock.

          (c) Restrictions on Transfer. In addition to such other terms, conditions and restrictions upon Awards as shall be imposed by the Board of Directors, shares issued to a Director pursuant to an Award (including any shares issued pursuant to Section 9) shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of (collectively "transferred"), except by will or the laws of descent and distribution, prior to the earliest of the following:

             (1) The lapse of these restrictions with respect to one-third of the shares issued to a Director pursuant to a particular Award upon each of the third, fourth and fifth anniversaries of the Award Date of such Award.

             (2) The lapse of these restrictions with respect to all shares issued to a Director pursuant to all such Awards upon:

                (i) the resignation of the Director from the Board of Directors with the consent of a majority of the members of the Board;

                (ii) the disability of the Director, within the meaning of
           Section 22(e)(3) of the Internal Revenue Code of 1986, as amended; or

                (iii) the death of the Director.

             (3) The lapse of these restriction with respect to all shares issued to Directors pursuant to all such Awards upon a "Change in Control" of the Company. A "Change in Control" shall be deemed to have occurred if:

                (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

                (ii) during any period within two consecutive years ending during the term of the Plan there shall cease to be a majority of the Board of Directors comprised as follows: individuals who at the beginning of such period constituted the Board of Directors and any new Director(s) whose election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved;

                (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
           (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                (iv) the stockholders of the Company approve (A) a plan of complete liquidation of the Company or (B) an agreement for the sale or other disposition by the Company of all or substantially all the Company assets.

          (d) Forfeiture. If a Director resigns from the Board of Directors or refuses to stand for reelection without the consent of a majority of the members of the Board, prior to the date upon which the restrictions on transfer lapse pursuant to Section 5(c) of the Plan, the Director shall forfeit to the Company all shares of Common Stock issued to such Director pursuant to any Award made during the one year period preceding such resignation or refusal.

          (e) Escrow. To enforce the restrictions imposed upon shares issued pursuant to Awards, the Company shall require any recipient to enter into an escrow agreement in such form as the Board of Directors shall from time to time approve, providing that the certificates representing the shares shall remain in the physical custody of an escrow agent (which may be an officer of the Company) until the restrictions imposed upon such shares pursuant to an Award and this Plan expire or have been removed.

          (f) Additional Shares.  Any shares received by a Director pursuant to
     Section 9 of the Plan shall have the same status and shall bear the same restrictions (including escrow restrictions, if applicable) and the same legend, all on a proportionate basis, as the shares received pursuant to the applicable Award.

6.  GENERAL RESTRICTIONS

    (a) Investment Representations. The Company may require any Director to whom an Award is made, as a condition of purchasing the shares subject to such Award, to give written assurances in substance and form satisfactory to the Company to the effect that such Director is acquiring the Common Stock subject to the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with applicable federal and state securities laws. Certificates for shares of Common Stock delivered pursuant to Awards shall bear the following legend:

        "The shares of Common Stock represented by this certificate are subject to forfeiture, prohibition against transfer or assignment and certain other restrictions set forth in the GenRad, Inc. 1994 Director Restricted Stock Plan and in the Restricted Stock Award dated as of
                            , 19 , granted by the Company to the registered owner of this certificate. A copy of the 1994 Director Restricted Stock Plan and the above-described Restricted Stock Award are available for inspection, without charge, at the offices of the Company."

    (b) Compliance With Securities Laws. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issue or purchase of shares thereunder, such Award may not be accepted in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

7.  RIGHTS AS A SHAREHOLDER

    The Director shall, subject to Sections 5(c) and 5(d), possess all incidents of ownership of the shares of Common Stock issued pursuant to an Award, including the right to receive dividends with respect to such shares and to vote such shares.

8.  NO RIGHTS TO CONTINUE AS A DIRECTOR

    Neither the Plan, nor the granting of an Award under the Plan, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time or at any particular rate of compensation.

9.  CHANGES IN COMMON STOCK

    If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment may be made in the maximum number and kind of shares reserved for issuance under the Plan. No fractional shares will be issued under the Plan on account of any such adjustments.

10. AMENDMENT OF THE PLAN

    The Plan may at any time be terminated, modified or amended by the holders of a majority of the then outstanding voting shares of the Company. The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that without the approval of the shareholders of the Company the Board of Directors may not make any amendment which would (i) cause the Plan to no longer comply with Rule 16b-3 under the Exchange Act ("Rule 16b-3") or any successor thereto, or (ii) require shareholder approval under any applicable listing requirement. The termination or any modification or amendment of the Plan shall not, without the consent of a recipient of an Award, affect his or her rights under an Award previously made to him or her. With the consent of the recipient of the Award, the Board of Directors may amend outstanding Awards in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Award to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 or any successor rule. Notwithstanding the foregoing, in no event shall the provisions of Sections 5(a) or 5(b) be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder.

11.  EFFECTIVE DATE AND DURATION OF THE PLAN

     (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors and approved by the Company's shareholders.

     (b) Termination. Unless sooner terminated by the Board of Directors or shareholders of the Company, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary on the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the final vesting of Awards granted under the Plan. If the date of termination is determined under (i) above, then Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Awards.

12.  ASSIGNMENT

     The rights and benefits under the Plan may not be assigned.

13.  GOVERNING LAW

     The Plan and all determination made and actions taken pursuant hereto shall be governed by the laws of the Commonwealth of Massachusetts.

                                            Adopted by the Board of Directors on
                                            February 11, 1994.

                         GENRAD CHOICE INVESTMENT PLAN

                                300 BAKER AVENUE
                       CONCORD, MASSACHUSETTS 01742-2174

          NOTICE TO PARTICIPANTS OF THE GENRAD CHOICE INVESTMENT PLAN
                  OF THE ANNUAL MEETING OF GENRAD SHAREHOLDERS

     The GenRad Choice Investment Plan ("ChIP") provides that The Vanguard Group of Investment Companies ("Vanguard"), as Trustee of ChIP, will follow the voting instructions of the ChIP Participants with respect to any voting rights pertaining to their respective interests in shares of GenRad, Inc. Common Stock held in ChIP Parts I and II.

     The Annual Meeting of Shareholders of GenRad, Inc. ("GenRad" or the "Company") will be held on Thursday, May 12, 1994 at 11:00 a.m. at the Bank of Boston auditorium (Street Floor), 100 Federal Street, Boston, Massachusetts, for the following purposes:

     1. To elect James F. Lyons and Adriana Stadecker to the Board of Directors to serve as Class I Directors for three-year terms.

     2. To consider and act upon an amendment to the Company's 1991 Equity Incentive Plan (the "Incentive Plan") increasing the number of shares of the Company's Common Stock issuable pursuant to the Incentive Plan from 2,500,000 to 4,500,000 shares.

     3. To consider and act upon an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") increasing the number of shares of the Company's Common Stock issuable pursuant to the Purchase Plan from 1,962,000 to 2,462,000 shares.

     4.  To approve the Company's 1994 Director Restricted Stock Plan.

     5. To ratify the selection by the Board of Directors of Arthur Andersen & Co. as the Company's auditors for the fiscal year ending December 31, 1994.

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The attached Proxy Statement describes the matters to be acted upon at the meeting and contains information required to be disclosed in connection with the solicitation of Proxies for the meeting. The enclosed Voting Instruction Card identifies the number of shares of GenRad Common Stock that you may direct the Trustee to vote.

     Please complete, date and sign the Voting Instruction Card and return it to the Bank of Boston, the Company's Transfer Agent (the "Bank"), P.O. Box 1628, Boston, Massachusetts 02105 on or before May 10, 1994 in the envelope provided. The Trustee has provided the Bank with a ballot executed in blank. The Bank will tabulate the total from the Voting Instruction Cards it receives and will enter these totals on the ballot. This ballot will then be tabulated by the Bank with all other ballots cast at the meeting.

     Most of the ChIP Participants who are entitled to direct the voting of shares of GenRad Common Stock held by ChIP are also shareholders of GenRad. A duplicate copy of the Company's 1993 Annual Report is, therefore, not enclosed with this notice if you are also a shareholder. If, for any reason, you have not received an Annual Report, or if you wish to have an additional copy, please write to GenRad at the above address; call (508) 369-4400; or stop in at the Secretary's Office in Concord, Massachusetts, and a copy will be provided to you.

     The number of shares indicated on the enclosed Voting Instruction Card is the total number represented by your allocations to the GenRad Stock Fund in ChIP Part I (Profit Sharing Trust account) and Part II (employee contribution account). If you have any questions about the manner in which this number was computed, or about any other matter in this notice, please contact GenRad's Human Resources Department, (508) 369-4400, ext. 2702.

     All ChIP participants are extended a cordial invitation to attend the Annual Meeting.

                                            GENRAD, INC.

                                            By:  ROBERT C. ALDWORTH, Secretary

April 8, 1994

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND MAIL IT
                       PROMPTLY IN THE ENVELOPE PROVIDED.

                                  GENRAD, INC.

                                300 BAKER AVENUE
                       CONCORD, MASSACHUSETTS 01742-2174

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 12, 1994

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of GenRad, Inc. ("GenRad" or the "Company"), 300 Baker Avenue, Concord, Massachusetts 01742-2174, of proxies in the enclosed form to be voted at the Annual Meeting of Shareholders of GenRad, to be held on Thursday, May 12, 1994 at 11:00 a.m. at the Bank of Boston auditorium, 100 Federal Street, Boston, Massachusetts, and at any adjournments thereof, for the purposes stated in the accompanying Notice of Meeting.

     Any person giving a Proxy may revoke it at any time prior to its being voted by filing written notice with the Secretary of GenRad, by executing and delivering a Proxy bearing a later date, or by attending the meeting and voting in person. If the Proxy is properly executed and is not revoked, it will be voted at the meeting in the manner specified. If no instructions are specified, the shares represented by the Proxy will be voted for the election of the nominees to the Board of Directors listed below and for the approval of Items 2, 3, 4 and 5 in the Notice of Meeting.

     The Annual Report of GenRad, Inc. for the fiscal year ended January 1, 1994 and this Proxy Statement were first distributed or mailed to shareholders on or about April 8, 1994.

VOTING SECURITIES

     GenRad's Common Stock, $1 par value, is the only class of voting securities outstanding and entitled to be voted at the Annual Meeting. The Board of Directors has fixed March 15, 1994 as the record date for determining shareholders who are entitled to notice of and to vote at the meeting. At the close of business on such record date, there were outstanding 18,759,902 shares of Common Stock. Each share is entitled to one vote, with no cumulative voting. A majority of issued and outstanding shares constitutes a quorum.

     The following table sets forth, as of March 15, 1994, the beneficial ownership of the Company's outstanding Common Stock of (i) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common
Stock, (ii) each executive officer named in the Summary Compensation Table under the heading "Compensation of Executives and Directors" below, and (iii) all directors and executive officers as a group:

                                                          AMOUNT AND NATURE OF
                                                               BENEFICIAL             PERCENT
                NAME OF BENEFICIAL OWNER                      OWNERSHIP(1)           OF CLASS
- - --------------------------------------------------------- --------------------       ---------
Group consisting of(2):..................................       1,448,300(2)           7.7%
  Athena Partners, L.P.
  32 East 57th Street
  New York, New York 10022

  Lenore Robins
  Athena Partners, L.P.
  32 East 57th Street, 14th Floor
  New York, New York 10022

  Lee R. Robins
  Athena Partners, L.P.
  32 East 57th Street, 14th Floor
  New York, New York 10022

  Regan Partners, L.P.
  6 East 43rd Street
  New York, New York 10017

  Basil P. Regan
  Regan Partners, L.P.
  6 East 43rd Street
  New York, New York 10017

Dimensional Fund Advisors Inc.(3)........................       1,073,900(3)           5.7%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401

Morgan Stanley Group Inc.(4).............................       1,291,000(4)           6.9%
  1251 Avenue of the Americas
  New York, New York 10020
                                                                                       Less
Robert C. Aldworth.......................................         141,667(5)          than 1%
                                                                                       Less
Robert E. Anderson.......................................         128,955(6)          than 1%
                                                                                       Less
James F. Lyons...........................................         125,000(7)          than 1%
                                                                                       Less
Stephen McCarty..........................................          84,416(8)          than 1%
                                                                                       Less
Carole Y. Prest..........................................         114,250(9)          than 1%
                                                                                       Less
Richard C. Tippett.......................................          15,654(10)         than 1%

All Directors and Executive Officers as a Group..........         708,402(11)          3.8%

- - ---------------

     (1) The number of shares beneficially owned by each director and executive officer is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 15, 1994 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

     (2) The information reported is based on a Schedule 13D, dated January 6, 1994, filed with the Securities and Exchange Commission by Athena Partners L.P. ("Athena"), Lenore Robins, Lee R. Robins, Regan Partners, L.P. ("Regan Partners"), and Basil P. Regan. Ms. Robins and Mr. Regan are the general partners of Athena. Mr. Regan is the sole general partner of Regan Partners. Amounts set forth include 350,000 shares of Common Stock with respect to which Athena has sole voting and dispositive power, 15,800 shares of Common Stock with respect to which Mr. Robins has sole voting and dispositive power, 1,200 shares of Common Stock with respect to which Ms. Robins has sole voting and dispositive power, 989,300 shares of Common Stock with respect to which Regan Partners has sole voting and dispositive power, and 1,081,300 shares of Common Stock with respect to which Mr. Regan has sole voting and dispositive power. In addition, as general partners of Athena, Ms. Robins and Mr. Regan share voting and dispositive power with respect to the 350,000 shares of Common Stock owned by Athena and, as the sole general partner of Regan Partners, Mr. Regan shares voting and dispositive power with respect to the 989,300 shares of Common Stock owned by Regan Partners.

     (3) The information reported is based on a Schedule 13G, dated February 9, 1994, filed with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. ("Dimensional Fund Advisors"). Dimensional Fund Advisors, a registered investment advisor, is deemed to have beneficial ownership of 1,073,900 shares of GenRad, Inc. stock as of December 31, 1993, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors serves as investment manager. Dimensional Fund Advisors disclaims beneficial ownership of all such shares: sole voting power, 976,400 shares, shared voting power, 0, sole dispositive power, 1,073,900 shares, and shared dispositive power, 0. Persons who are officers of Dimensional Fund Advisors also serve as officers of DFA Investment Dimensions Group Inc., (the "Fund") and The Investment Trust Company (the "Trust"), each an open-end management investment company registered under the Investment Company Act of 1940. In their capacity as officers of the Fund and the Trust, these persons vote 79,600 additional shares which are owned by the Fund and 17,900 shares which are owned by the Trust (both included in sole dispositive power above).

     (4) The information reported is based on a Schedule 13G, dated February 22, 1994, filed with the Securities and Exchange Commission by Morgan Stanley Group Inc. ("Morgan Stanley") and Morgan Stanley Asset Management Limited ("Morgan Stanley Asset Management"). Morgan Stanley is a parent holding company of Morgan Stanley Asset Management. Amounts set forth include 2,100 shares of Common Stock with respect to which Morgan Stanley has sole voting and dispositive power. Morgan Stanley and Morgan Stanley Asset Management share voting and dispositive power with respect to 1,289,000 shares of Common Stock. Accounts managed on a discretionary basis by Morgan Stanley Asset Management have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the listed securities. Each of Morgan Stanley and Morgan Stanley Asset Management disclaims beneficial ownership of such securities.

     (5) Amount shown represents options to purchase 141,667 shares of Common Stock exercisable within 60 days after March 15, 1994.

     (6) Mr. Anderson's employment with the Company terminated in November, 1993. Amount shown includes 60 shares owned by Mr. Anderson's wife. Also includes options to purchase 81,250 shares of Common Stock exercisable within 60 days after March 15, 1994.

     (7) Amount shown represents options to purchase 125,000 shares of Common Stock exercisable within 60 days after March 15, 1994. Amount shown does not include options to purchase 375,000 shares of Common Stock that could become exercisable within 60 days after March 15, 1994 based on the 20-day average price of the Company's Common Stock as follows: 125,000 shares if the average price reaches $6.67; 125,000 shares if the average price reaches $8.33; and 125,000 shares if the average price reaches $10.00.

     (8) Mr. McCarty's employment with the Company terminated in February, 1994. Amount shown includes options to purchase 83,666 shares of Common Stock exercisable within 60 days after March 15, 1994.

     (9) Ms. Prest's employment with the Company terminated in January, 1994. Amount shown includes options to purchase 113,250 shares of Common Stock exercisable within 60 days after March 15, 1994.

     (10) Mr. Tippett's employment with the Company terminated in February, 1993. Amount shown includes options to purchase 12,500 shares of Common Stock exercisable within 60 days after March 15, 1994. Also includes 3,035 shares held in trust under the GenRad, Inc. Choice Investment Plan.

     (11) Amount shown includes options to purchase 623,166 shares of Common Stock exercisable within 60 days after March 15, 1994. Also includes 60 shares owned by the wife of an executive officer, which executive officer's employment with the Company terminated in November, 1993; 3,035 shares held in trust under the GenRad, Inc. Choice Investment Plan by an executive officer whose employment with the Company terminated in February, 1993; and 1,391 shares that are issuable to one of the directors upon conversion of the Company's 7 1/4% Convertible Subordinated Debentures (such debentures are convertible at the option of the holder). Amount shown does not include an executive officer's options to purchase 375,000 shares of Common Stock that could become exercisable within 60 days after March 15, 1994 based on the 20-day average price of the Company's Common Stock. The employment of executive officers Anderson, McCarty, Prest and Tippett terminated prior to March 15, 1994.

SOLICITATION

     GenRad will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy, and any additional material which may be furnished to shareholders. Further solicitation of Proxies may be made by telephone or other communication. Brokers, custodians and fiduciaries in whose names Common Stock is held will be requested to forward Proxy soliciting material to the beneficial owners of such stock and GenRad will reimburse them for this service. GenRad has retained Georgeson & Co. Inc. as proxy solicitor to aid in the solicitation of Proxies at an estimated cost of $6,000.

VOTES REQUIRED

     The affirmative vote of the holders of a plurality of the votes cast at the Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Meeting and voting on a matter is required for the approval of each of the other matters to be voted upon. In addition, the New York Stock Exchange requires that the total vote cast (for and against) on the proposed amendment to the Company's 1991 Equity Incentive Plan, the proposed amendment to the Company's Employee Stock Purchase Plan and the adoption of the 1994 Director Restricted Stock Plan represent at least a majority of the outstanding shares of Common Stock.

     Shares of Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal. With respect to the required vote on any particular matter other than Items 2, 3 and 4, abstentions will not be treated as votes cast or as shares present or represented and voting. With respect to the required vote on Items 2, 3 and 4, abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote, but will not be counted as a vote in favor of the matter. Accordingly, an abstention from voting on any of these matters has the same effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a "broker non-vote" on a matter has no effect on the voting on such matter.

                                    ITEM 1.

                             ELECTION OF DIRECTORS

     Pursuant to Section 50A of Massachusetts General Laws Chapter 156B, the Company has a classified Board of Directors consisting of three Class I Directors, two Class II Directors and three Class III Directors. The Class I, Class II and Class III Directors will serve until the Annual Meetings of Shareholders to be held in 1994, 1995 and 1996, respectively, and until their respective successors are duly elected and qualified. At each Annual Meeting of Shareholders, directors are elected for a full term of three years to succeed those whose terms are expiring. At the 1994 Annual Meeting of Shareholders, the shareholders will elect two Class I Directors, whose terms will extend until the 1997 Annual Meeting.

     The nominees for Class I Directors, Mr. Lyons and Ms. Stadecker, are presently serving as directors of the Company. Mr. Lyons was elected by a majority vote of the directors in July, 1993 to fill a vacancy created by the resignation of William R. Thurston, former director and President and Chief Executive Officer of the Company, on August 31, 1991. Ms. Stadecker was elected by a majority vote of the directors in April, 1994 to fill a vacancy created by the Board of Directors on April 1, 1994.

     Shares represented by all Proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the two nominees for Class I Directors. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, the persons named in the Proxy may vote the Proxy for the election of a substitute.

     Robert E. Anderson, former Chairman and President and Chief Executive Officer of the Company, resigned as a director on January 13, 1994. Mr. Anderson was a Class III Director. Wilson Wilde will complete his term as a Class I Director on May 12, 1994. Mr. Wilde is not seeking re-election to the Board of Directors. Accordingly, vacancies exist for a Class III Director and a Class I Director. Under Massachusetts law, these vacancies may be filled prior to the 1996 and 1997 Annual Meetings, respectively, only by a majority vote of the remaining directors.

     The following table sets forth certain information about each member of the Board of Directors, all of whom are presently directors of the Company, the class within which such directors serve, the positions and offices held by him or her, his or her age, the year in which he or she became a director of the Company, his or her principal occupation and business experience for the past five years, the names of other public companies of which he or she serves as director, as well as beneficial ownership of GenRad Common Stock as of March 15, 1994.

                                                                       NUMBER OF
                                                           YEAR        SHARES OF
                                                         BECAME A     COMMON STOCK
                                                        DIRECTOR OF   BENEFICIALLY         PERCENT
        BIOGRAPHICAL SUMMARIES OF DIRECTORS             THE COMPANY     OWNED(1)           OF CLASS
- - ---------------------------------------------------     -----------   ------------       ------------
NOMINEES FOR TERMS EXPIRING IN 1997 (CLASS I DIRECTORS)

JAMES F. LYONS, 59, President and Chief Executive
  Officer, GenRad, Inc.............................      1993          125,000(3)         Less than 1%

     Mr. Lyons has been President and Chief
       Executive Officer of the Company since July,
       1993. From January, 1992 to July, 1993 he was President and Chief Executive Officer of
       Harry Gray Associates, a management
       consulting and investment company. From
       October, 1989 to January, 1992 he was
       President and Chief Operating Officer of
       American Medical International. From 1987 to
       October, 1989 he was Chief Investment
       Officer of GKH Partners.

                                                                    NUMBER OF
                                                                     YEAR        SHARES OF
                                                                    BECAME A     COMMON STOCK
                                                                   DIRECTOR OF   BENEFICIALLY         PERCENT
        BIOGRAPHICAL SUMMARIES OF DIRECTORS                        THE COMPANY     OWNED(1)           OF CLASS
- - ---------------------------------------------------                -----------   ------------       ------------
ADRIANA STADECKER, 47, Vice President, Executive
  Operations, Digital Equipment Corporation,
  Maynard, MA......................................                1994               0                  --
     Ms. Stadecker has been Vice President,
       Executive Operations at Digital Equipment
       Corporation since January, 1993. From
       October, 1992 to January, 1993, she was
       responsible for Executive Operations at
       Digital Equipment Corporation. From January,
       1991 through September, 1992, she was Group
       Human Resource Manager, Worldwide
       Manufacturing & Logistics, Digital Equipment
       Corporation. From August, 1988 to December,
       1990, she was Group Human Resource Manager,
       Semiconductor Operations, Digital Equipment
       Corporation.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 1996 (CLASS III DIRECTORS)
EDWIN M. MARTIN, JR., 51, Partner, Piper & Marbury,
  Washington, D.C..................................                1989          12,500(2)          Less than 1%
     Mr. Martin has been a Partner at the law firm
       of Piper & Marbury since February, 1993.
       From October, 1989 until February, 1993, he
       was a Partner at the law firm of Pepper,
       Hamilton & Scheetz. From July, 1974 until
       October, 1989, he was a Senior Partner at
       the law firm of Hale and Dorr.

WILLIAM G. SCHEERER, 56, Quality, Engineering,
  Software and Technologies Vice President, AT&T
  Bell Laboratories, Holmdel, New Jersey...........                1988          12,850(2)          Less than 1%
     Mr. Scheerer had been the Executive Director,
       Quality, Engineering, Software and
       Technologies at AT&T Bell Laboratories since
       January, 1993 until January, 1994 when he
       became Quality, Engineering, Software and
       Technologies Vice President. From May, 1990
       through December, 1992, he was Executive
       Director, Quality Technologies and
       International Planning, AT&T Bell
       Laboratories. From May, 1988 through April,
       1990, he was Executive Director, Product
       Realization and International Planning, AT&T
       Bell Laboratories. From August, 1981 through
       April, 1988, he was Executive Director of
       the Transmission Terminals Division of AT&T
       Bell Laboratories.

                                                                               NUMBER OF
                                                                  YEAR         SHARES OF
                                                                 BECAME A     COMMON STOCK
                                                                DIRECTOR OF   BENEFICIALLY         PERCENT
        BIOGRAPHICAL SUMMARIES OF DIRECTORS                     THE COMPANY     OWNED(1)           OF CLASS
- - ---------------------------------------------------             -----------   ------------       ------------
DIRECTORS WHOSE TERMS WILL EXPIRE IN 1995 (CLASS II DIRECTORS)

PAUL PENFIELD, JR., 60, Head, Department of
  Electrical Engineering and Computer Science, The
  Massachusetts Institute of Technology, Cambridge,
  Massachusetts....................................                1981          17,541(2)(4)     Less than 1%
     Dr. Penfield has been a Professor of
       Electrical Engineering at The Massachusetts
       Institute of Technology since 1969. He has
       been Head of the Department of Electrical
       Engineering and Computer Science at The
       Massachusetts Institute of Technology since
       September, 1989.

JAMES H. WRIGHT, 63, Retired; Attorney-at-Law......                1971          14,061(2)        Less than 1%
     Mr. Wright was Associate General Counsel of
       New Bank of New England, N.A., New
       Connecticut Bank and Trust, N.A. and New
       Maine National Bank from January, 1991 to
       July, 1991. Prior to January, 1991, he had
       been Associate General Counsel, Bank of New
       England Corporation since 1987, and prior to
       that time was Senior Vice President and
       General Counsel of The Conifer Group Inc.

- - ---------------

     (1) Sole voting and investment power unless otherwise indicated.
     (2) Includes, in each case, options exercisable within 60 days after March 15, 1994 to purchase 12,500 shares of Common Stock.
     (3) Amount shown represents options to purchase 125,000 shares of Common
Stock exercisable within 60 days after March 15, 1994. Amount shown does not include options to purchase 375,000 shares of Common Stock that could become exercisable within 60 days after March 15, 1994 based on the 20-day average price of the Company's Common Stock as follows: 125,000 shares if the average price reaches $6.67; 125,000 shares if the average price reaches $8.33; and
125,000 shares if the average price reaches $10.00.
     (4) Includes 1,391 shares that are issuable upon conversion of the
Company's 7 1/4% Convertible Subordinated Debentures. Such debentures are convertible at the option of the holder.

     The Compensation Committee of the Board reviews and makes recommendations to the Board on matters relating to employee compensation and benefits, determines the compensation of officers and other key employees and administers the Company's 1982 Stock Option Plan, 1991 Equity Incentive Plan and Employee Stock Purchase Plan. The members are Edwin M. Martin, Jr. (Chair), Paul Penfield, Jr. and James H. Wright. The Committee on Directors of the Board identifies, screens and recommends individuals for Board membership. The Committee on Directors of the Board will consider nominees recommended by shareholders who submit such recommendations in writing prior to the time shareholder proposals are due to be submitted for inclusion in proxy materials. The members are William G. Scheerer (Chair), Wilson Wilde and James H. Wright. The Audit Committee of the Board reviews and monitors the Company's financial reporting and accounting practices. The members are James H. Wright (Chair), Edwin M. Martin, Jr. and Wilson Wilde. The Technology Committee of the Board periodically reviews issues concerning product technology with the Company's technical management and reports its assessments to the Board. The members are Paul Penfield, Jr. (Chair) and William G. Scheerer.

     In 1993, the Board of Directors met 13 times, its Audit Committee met three times, its Compensation Committee met six times, its Committee on Directors met four times and its Technology Committee met three times. All directors attended at least 75% of the meetings of the Board and of all meetings of the committees of the Board on which they respectively served.

                    COMPENSATION OF EXECUTIVES AND DIRECTORS

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information with respect to the annual and long-term compensation of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for the past three fiscal years (such executive officers are sometimes collectively referred to herein as the "named executive officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                                                                    COMPENSATION
                                                                                    -------------
                                                     ANNUAL COMPENSATION               AWARDS
                                             -----------------------------------    -------------
                                                                        OTHER        SECURITIES
                                                                       ANNUAL        UNDERLYING       ALL OTHER
                                              SALARY      BONUS      COMPENSATION   OPTIONS/SARS     COMPENSATION
  NAME AND PRINCIPAL POSITION(A)      YEAR     ($)        ($)(B)       ($)(C)            (#)          ($)(A)(D)
- - -----------------------------------   -----  --------    --------    -----------    -------------    ------------
James F. Lyons.....................   1993   $157,921    $150,000                       500,000
  President and Chief                 1992         --          --                            --
  Executive Officer                   1991         --          --                            --

Robert E. Anderson.................   1993    325,008      65,000      $    --                0        $215,661
  Chairman, President and             1992    331,866     162,504       56,604           81,250
  Chief Executive Officer             1991    304,695          --       50,604           32,000

Robert C. Aldworth.................   1993    186,750      36,000                        45,000
  Vice President,                     1992    190,400      90,000                        60,000
  Chief Financial Officer             1991     86,980          --                        55,000
  and Secretary

Stephen McCarty....................   1993    112,479      22,500                        40,000
  Vice President,                     1992    109,953      55,000                        27,500
  Human Resources                     1991         --          --                            --

Carole Y. Prest....................   1993    158,652      29,000                        40,000
  Vice President                      1992    149,028      72,504                        36,250
  and General Manager,                1991    117,813          --                        22,500
  Concord Products

Richard C. Tippett.................   1993    171,093      34,000                             0
  Vice President and                  1992    171,753     110,222                        42,500
  General Manager,                    1991    150,006          --                        15,000
  Concord Products

- - ---------------

(A) Mr. Lyons joined the Company as President and Chief Executive Officer in July, 1993. Mr. Anderson served as Chairman, President and Chief Executive Officer until July 1993, and as Chairman until October, 1993. Mr. Anderson's employment with the Company terminated in November, 1993. Mr. Aldworth joined the Company as an executive officer in August, 1991. Mr. McCarty became an executive officer in March, 1992. Mr. McCarty's employment with the Company terminated in February, 1994. Ms. Prest became an executive officer in March, 1991. Ms. Prest's employment with the Company terminated in January, 1994. Mr. Tippett's employment with the Company terminated in February, 1993.
(B) Amount for Mr. Lyons represents a one-time hiring bonus. Other amounts shown include cash compensation paid to or accrued for each of the remaining named executive officers. The purpose and terms of these bonuses are described in the Board Compensation Committee Report on Executive Compensation herein.
(C) Amounts for Mr. Anderson consist of the following: for 1992, housing allowance of $50,604 and financial counseling of $6,000; for 1991, housing allowance of $50,604.
(D) Amount for Mr. Anderson represents a supplemental pension payment.

EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement with Messrs. Lyons and Aldworth. The agreement with Mr. Lyons is for a term which expires on July 7, 1996. The agreement with Mr. Aldworth is for a term which expires on December 31, 1995. During the terms of these agreements, each of Messrs. Lyons and Aldworth will continue to receive a salary not less than his base salary in effect on the date of the agreement, as such base salary may be increased from time to time (but subject to reduction prior to a change in control in accordance with a general salary reduction program) and to receive fringe benefits consistent with those for which he is eligible on the date of the agreement.

     Pursuant to the terms of his employment agreement, in the event that Mr. Lyons' employment is terminated without cause (including certain terminations deemed to be without cause following a change in control) prior to July 7, 1996, Mr. Lyons would be entitled to the following compensation: during the period commencing with the date of involuntary termination and ending twelve months thereafter, the Company is required to pay Mr. Lyons' base salary; and during the period following completion of such twelve-month period, and ending twelve months thereafter, the Company is required to pay Mr. Lyons an amount equal to his base salary immediately prior to the date of involuntary termination minus any salary or other compensation earned by Mr. Lyons from other employment. The Company is also required to continue to provide Mr. Lyons with medical, dental and similar health benefits until the earlier to occur of his full-time employment by another company or the second anniversary of his involuntary termination.

     Mr. Anderson, Mr. McCarty, Ms. Prest and Mr. Tippett's employment with the Company terminated in November, 1993, February, 1994, January, 1994 and February, 1993, respectively.

OPTIONS OUTSTANDING

     As of January 1, 1994, there were outstanding under the 1982 Stock Option Plan, the 1991 Equity Incentive Plan and the 1991 Directors' Stock Option Plan options to purchase 2,071,000 shares of Common Stock at a weighted average price of $2.41 per share with expiration dates ranging from January 27, 1994 to July 7, 2003.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding options granted during the fiscal year ended January 1, 1994 by the Company to each of the named executive officers:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                          POTENTIAL
                                                                                                         REALIZABLE
                                                                                                          VALUE AT
                                                                                                       ASSUMED ANNUAL
                                                                                                          RATES OF
                                                                                                        STOCK PRICE
                                                                                                        APPRECIATION
                                    INDIVIDUAL GRANTS                                                FOR OPTION TERM(B)
- - -----------------------------------------------------------------------------------------    ----------------------------------
                         NUMBER OF       % OF TOTAL
                        SECURITIES      OPTIONS/SARS
                        UNDERLYING       GRANTED TO      EXERCISE
                       OPTIONS/SARS       EMPLOYEES      OR BASE
                          GRANTED         IN FISCAL       PRICE      MARKET    EXPIRATION
NAME                      (#)(A)            YEAR          ($/SH)     PRICE        DATE        0%($)       5%($)        10%($)
- - ----                   ------------     -----------    --------    ------    ----------    --------    --------    ----------
James F. Lyons.........    500,000           45.4%        $ 3.50     $3.375       7/7/03     $     --    $998,760    $2,626,940
Robert E. Anderson.....         --             --             --        --            --           --          --            --
Robert C. Aldworth.....     45,000            4.1%        $ 1.00     $4.50       3/23/98      157,500     213,447       281,128
Stephen McCarty........     40,000            3.6%        $ 1.00     $4.50       3/23/98      140,000     189,731       249,892
Carole Y. Prest........     40,000            3.6%        $ 1.00     $4.50       3/23/98      140,000     189,731       249,892
Richard C. Tippett.....         --             --             --        --            --           --          --            --

- - ---------------

(A) Except as described below, options became exercisable on November 5, 1993. Mr. Lyons' options for 500,000 shares become exercisable based on the 20-day average price of the Company's Common Stock as follows: 125,000 shares if the average price reaches $5.00, 125,000 shares if the average price reaches $6.67, 125,000 shares if the average price reaches $8.33 and 125,000 shares if the average price reaches $10.00. The first 125,000 shares became exercisable on December 8, 1993.
(B) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 0%, 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock appreciation exercises will depend on the future performance of the Common Stock and the date on which the options are exercised. Amounts shown for Mr. Lyons assume that all 500,000 options vest in accordance with terms of his stock option agreement.


OPTION EXERCISES AND FISCAL YEAR END VALUE TABLE

     The following table sets forth the aggregate dollar value of all options exercised and the total number of unexercised options held on January 1, 1994, by each of the named executive officers:

                                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                                   FISCAL YEAR-END OPTION VALUES

                                                                             NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                                                                   OPTIONS AT             IN-THE-MONEY OPTIONS
                                                                                   FY-END(#)                AT FY-END($)(B)
                                          SHARES ACQUIRED      VALUE       --------------------------  --------------------------
NAME                                      ON EXERCISE(#)   REALIZED($)(A)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- - -------------------------------           ---------------  --------------  -----------  -------------  -----------  -------------
James F. Lyons...........................     --                    --       125,000       375,000      $ 343,750    $ 1,031,250
Robert E. Anderson.......................     --                    --       194,584             0        842,336           0.00
Robert C. Aldworth.......................     --                    --       141,667        18,333        711,484         50,416
Stephen McCarty..........................     --                    --        78,333         6,083        421,276         26,613
Carole Y. Prest..........................     --                    --       106,750         7,500        544,450         32,812
Richard C. Tippett.......................   88,000            $240,657        16,500         5,000         89,000         21,875

- - ---------------

(A) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.

(B) The closing price for the Company's Common Stock as reported by the New York Stock Exchange on December 31, 1993, the last business day of fiscal 1993, was $6.25. Value is calculated on the basis of the difference between the option exercise price and $6.25 multiplied by the number of shares of Common Stock underlying the option.

PENSION PLAN

     GenRad has a defined benefit pension plan designed to provide retirement benefits for employees in the United States and incidental benefits to their beneficiaries. Generally, an employee is eligible to participate in the Pension Plan after one year of service and benefits become fully vested after five years of service. Normal retirement age under the Pension Plan is generally age 65, but participants may be eligible to elect early retirement at age 50. Benefits are calculated on the basis of a formula described in the Pension Plan, taking into account the participant's (1) final average earnings, (2) final average earnings in excess of the average Social Security wage base and (3) years of service up to 50. Final average earnings is based on the five highest consecutive calendar year's earnings. The average Social Security wage base is determined using the 35 annual Social Security wage bases prior to a participant's Social Security normal retirement age. Pensionable earnings for each of the named executives is comprised of both "Salary" and "Bonus" set forth opposite such executive's name found in the Summary Compensation Table, limited to the maximum earnings allowed under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"). The earnings limits for 1993 and 1994 are $235,840 and $150,000, respectively.

     The benefits determined under the Pension Plan are normally paid in the form of a life annuity. The payments are limited by Section 415 of the Code. The annual benefit limit for 1993 was $115,641 and the limit for 1994 is $118,800. The Pension Plan is qualified under Section 401 of the Code and satisfies the requirements of the Employment Retirement Income Security Act of 1974 (ERISA). The Company contributes to the Pension Plan in amounts sufficient to satisfy the minimum funding requirement of ERISA. The following table sets forth, for selected income and length of service categories, the amount of yearly benefits payable after retirement under the Pension Plan as a single life annuity.


                               PENSION PLAN TABLE

                                                                 YEARS OF SERVICE
                                              -------------------------------------------------------
REMUNERATION*                                   15          20          25          30          35
- - -----------                                   -------     -------     -------     -------     -------
 $100,000...................................  $14,148     $18,864     $23,580     $28,296     $33,012
  150,000...................................   21,648      28,864      36,080      43,296      50,512
  200,000...................................   29,148      38,864      48,580      58,296      68,012
  250,000 and above.........................   34,524      46,032      57,540      69,048      80,556

- - ---------------

* Beginning in 1994, remuneration which can be taken into account in calculating benefits under the Pension Plan will be limited to $150,000 (subject to certain cost of living adjustments). Currently accrued benefits in excess of the amount determined with respect to such compensation will be preserved.

     The years of service credited to each of the named executive officers are as follows: Robert C. Aldworth, 1, Robert E. Anderson, 28, James F. Lyons, 0, Stephen McCarty, 11, Carole Y. Prest, 8, and Richard C. Tippett, 8.

COMPENSATION OF DIRECTORS

     Effective January 1, 1994, directors who are not employees of GenRad receive an annual cash retainer of $10,000 and, subject to shareholder approval, an annual grant of 1,500 restricted shares of the Company's Common Stock. Directors who are not employees of GenRad also receive a fee of $750 for each directors' meeting attended. Non-employee directors who serve as committee chair of the Audit Committee, the Compensation Committee, the Committee on Directors or the Technology Committee receive a fee of $1,000 for attending each committee meeting. Non-employee directors who are members of the Audit Committee, the Compensation Committee, the Committee on Directors and the Technology Committee receive a fee of $750 for attending each committee meeting. Directors are also reimbursed for any expenses attendant to Board membership.

     Pursuant to the 1991 Directors' Stock Option Plan, each non-employee director is granted options to purchase 2,500 shares of the Company's Common Stock each year on the fifth business day following the release of annual earnings. The option exercise price for options granted under the 1991 Directors' Stock Option Plan is equal to the closing price per share of the Company's Common Stock on the date of grant ($4.375 in 1993). Each option may be exercised at any time, in whole or in part, prior to the fifth anniversary of the date of grant.

     Effective January 1, 1992, Mr. Wright, a Class II Director, entered into a consulting agreement with the Company to provide temporary, part-time business consulting and legal services. This agreement terminated February 28, 1993. Mr. Wright was paid a total of $5,925 pursuant to this agreement in fiscal 1993.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Company's Board of Directors is responsible for establishing compensation policies with respect to the Company's executive officers, including the Chief Executive Officer and the other named executive officers, and setting the compensation for the individuals. The Compensation Committee consists of the three non-employee directors listed below.

     The Compensation Committee seeks to achieve three broad goals in connection with the Company's executive compensation programs and decisions regarding individual compensation. First, the Compensation Committee structures executive compensation programs in a manner that the Committee believes will enable the Company to attract and retain key executives. Second, the Compensation Committee establishes compensation programs that are designed to reward executives for the achievement of specified business objectives of the Company or, in some cases, both the Company and the individual executive's particular business unit. By tying compensation in part to particular goals, the Compensation Committee believes that a performance-oriented environment is created for the Company's executives. Finally, the Company's executive compensation programs are intended to provide executives with an equity interest in the Company so as to link a portion of the compensation of the Company's executives with the performance of the Company's Common Stock.

     The compensation programs for the Company's executives established by the Compensation Committee consist of three elements based upon the foregoing objectives: base salary; annual cash bonus; and stock-based equity incentives, primarily participation in the Company's 1991 Equity Incentive Plan.

     In establishing base salaries for executives, the Compensation Committee monitors standards at comparable companies, particularly those that are in the same or related industries and/or same general geographical area as the Company, considers historic salary levels of the individual and the nature of the individual's responsibilities and compares the individual's base salary with those of other executives at the Company. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions and the Company's financial performance in establishing base salaries of executives.

     The Compensation Committee generally structures cash bonuses by linking them to the achievement of specified Company and/or business unit performance objectives.

     Stock option grants in 1993 were designed to make a meaningful portion of the overall compensation of the Chief Executive Officer and other named executive officers vary depending upon the performance of the Company's Common Stock.

     In 1993, the Company selected a new Chief Executive Officer, James F. Lyons. Mr. Lyons was elected July 7, 1993. In determining his compensation arrangements the Compensation Committee followed the policies set forth above. First, his base compensation was established to match with median levels for Chief Executive Officers of electronics companies of comparable size. A signing bonus was given to Mr. Lyons to offset compensation he was foregoing in leaving his present position and the absence of any bonus for the remaining portion of 1993. Second, his participation in the 1991 Equity Incentive Plan, with eligibility to earn up to 50% of his base compensation, is consistent with the goal to reward for the achievement of Company objectives. Finally the stock option award, particularly the linking of vesting to trading prices of the Company's Common Stock on the New York Stock Exchange, is intended to link the rewards of the Chief Executive Officer to those of the Company's stockholders.

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company is currently considering whether to structure the performance-based portion of the compensation of its executive officers in a manner that complies with this new statute, although the Company believes that, in light of its current net operating loss, such compliance will not be important in the near future.
                                            Edwin M. Martin, Jr., Chair
                                              Paul Penfield, Jr.
                                              James H. Wright


STOCK PERFORMANCE CHART

     The following chart compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the five years ended December 31, 1993 with the total return on the S&P 500 Composite Index and the S&P High Technology Composite Index. The comparison assumes $100 was invested on December 31, 1988 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                                                   S&P High
                                                  Technology        S&P 500
      Measurement Period                           Composite       Composite
    (Fiscal Year Covered)        GenRad, Inc.        Index           Index
           1988                       100             100             100
           1989                        69              99             132
           1990                        27             101             128
           1991                        31             115             166
           1992                        69             120             179
           1993                        85             147             197

                                    ITEM 2.

                    AMENDMENT TO 1991 EQUITY INCENTIVE PLAN

     In the opinion of the Board of Directors, the future success of the Company depends, in large part, on its ability to attract, retain and motivate key employees with experience and ability. Under the Company's 1991 Equity Incentive Plan (the "Incentive Plan"), the Company is currently authorized to make awards of restricted stock and to grant incentive and non-statutory stock options to employees, officers and employee directors of, and consultants and advisers to, the Company to purchase up to 2,500,000 shares of Common Stock. On March 15, 1994, 953,000 shares were available for future grants under the Incentive Plan. Accordingly, the Board of Directors has adopted, subject to shareholder approval, an amendment (the "Incentive Plan Amendment") to the Incentive Plan increasing the number of shares of Common Stock available for the issuance under the Incentive Plan by 2,000,000.

     The following is a summary of the material provisions of the Incentive
Plan:

ELIGIBILITY

     All key employees of the Company are eligible to receive incentive stock options, non-statutory stock options and awards of restricted stock. Outside consultants and advisors to the Company are only eligible to receive non-statutory options and awards of restricted stock under the Incentive Plan. As of March 15, 1994, approximately 625 employees of the Company were eligible to participate in the Incentive Plan.

ADMINISTRATION

     The Incentive Plan is administered by the Board of Directors. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the Incentive Plan to a committee appointed by the Board of Directors, and if a committee is so appointed all references to the Board of Directors in the Incentive Plan and in this summary shall mean such committee. The Board of Directors has delegated the administration of the Incentive Plan to its Compensation Committee, consisting of Messrs. Martin, Penfield and Wright.

STOCK OPTIONS

     The Board of Directors designates the optionees, option prices, date of grant and term of each option. The exercise price of options is determined by the Board of Directors, but may not be less than 100% of the fair market value on the date of grant for incentive stock options. Under Section 422 of the Code, no incentive stock option granted under the Incentive Plan can, together with any other incentive stock option granted under any other plan, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (at the date of grant) of more than $100,000 and no incentive stock option can have a term exceeding ten years. Payment of the option exercise price may be made in cash, shares of Common Stock, a combination of cash or stock or by any other method (including delivery of a promissory note payable on terms specified by the Board of Directors) approved by the Board of Directors consistent with Section 422 of the Code and Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934. While the Company may grant options which are exercisable at different times or within different periods, it is anticipated that options granted generally will be exercisable on a cumulative basis with respect to 33 1/3% of the shares after one year from the date of grant and an additional 33 1/3% per year thereafter. Options are not assignable or transferable except by will or the laws of descent and distribution and, in the case of non-statutory options, pursuant to a qualified domestic relations order (as defined in the Code). The Board of Directors will determine the length of time an optionee may exercise his or her option following the termination of employment (which may not exceed three months in the case of incentive stock options) and upon death or disability (which may not exceed one year in the case of incentive stock options).

     The Board of Directors may, in its sole discretion, include additional provisions in any option granted under the Incentive Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors so long as not inconsistent with the Incentive Plan. The Board of Directors may also, in its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the Incentive Plan may be exercised.

RESTRICTED STOCK AWARDS

     Restricted stock awards entitle the recipient to purchase Common Stock from the Company under terms which provide for vesting over a period of time and a right of repurchase of unvested stock when the recipient's relationship with the Company terminates. The Board of Directors selects the recipients of restricted stock awards and (i) determines the number of shares of Common Stock to be issued and sold to the recipient, (ii) the price of the stock, which can be less than the fair market value, and (iii) the vesting schedule for such shares. While the Company may make awards of restricted stock which vest at different times or within different periods, it is anticipated that awards generally will vest on a cumulative basis with respect to 33 1/3% of the shares after one year from the date of grant and an additional 33 1/3% per year thereafter. The recipient may not sell, transfer or otherwise dispose of such stock until it vests. Upon termination of the recipient's relationship with the Company, the Company will be entitled to repurchase those shares which are not vested on the termination date at a price equal to their original purchase price.

CANCELLATION AND NEW GRANT OF OPTIONS

     The Board of Directors, with the consent of the affected option holder, may at any time cancel any or all outstanding options under the Incentive Plan and grant in substitution therefor new options under the Incentive Plan covering the same or different numbers of shares of Common Stock. Such new options shall have an exercise price per share determined by the Board of Directors, but not less than 100% of fair market value on the date of the new grant in the case of incentive stock options. The Company anticipates that in most cases the option price in effect under any such new grant will be less than the option price which would have been payable under the cancelled options since the new grant is likely to arise in situations where the exercise price of existing options exceeds the market price and new options are granted at lower prices to restore an incentive to recipients of such options. Under the Incentive Plan, an exchange program such as that described above would not require shareholder approval.

MERGERS AND CHANGE IN CONTROL

     In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company, the Board of Directors may, in its discretion, take one or more of the following actions: (i) provide that outstanding options shall be assumed, or equivalent options shall be substituted, by the acquiring corporation, (ii) upon written notice to optionees, provide that all unexercised options will terminate unless exercised within a specified time, (iii) in the event of a merger in which cash payments are paid to shareholders, make or provide for a cash payment to optionees equal to the difference between the cash payment payable in the merger per share of Common Stock and the exercise price per share, multiplied by the number of shares subject to each outstanding option, and (iv) provide that all or any outstanding options shall become exercisable in full and all restrictions on outstanding awards of restricted stock shall terminate.

     Notwithstanding any other provision of the Incentive Plan, in the event of a "Change in Control of the Company", as defined in the Incentive Plan, the exercise dates of all options then outstanding shall be accelerated in full, any restrictions on exercising outstanding options issued pursuant to the Incentive Plan shall terminate and any restrictions on and rights of the Company to repurchase shares covered by outstanding awards of restricted stock issued pursuant to the Incentive Plan shall terminate.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors may at any time amend or modify the terms of the Incentive Plan in any respect except that the Board of Directors may not adopt any amendment requiring shareholder approval under Rule 16b-3 or Section 422 of the Code without the approval of the shareholders of the Company.

WITHHOLDING TAXES

     Subject to the approval of the Company, a participant may elect to satisfy federal, state or local withholding tax requirements incurred in connection with the exercise of an option or purchase of shares subject to a restricted stock award, in whole or in part, by (i) causing the Company to withhold shares of Common Stock which would otherwise be issued pursuant to the exercise of an option or the purchase of shares subject to an award, or (ii) delivering to the Company shares of Common Stock already owned by the optionee.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the federal income tax treatment of incentive stock and non-statutory options and restricted stock awards.

     Non-Statutory Stock Options. No taxable income is recognized by the optionee upon the grant of a non-statutory stock option. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price. However, special rules may apply to persons required to file reports under Section 16(b) of the Exchange Act as a consequence of the interaction of Section 83 of the Code and Rule 16b-3. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee. Any additional gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

     Incentive Stock Options. As in the case of non-statutory options, no taxable income will be recognized by the optionee upon the grant of an incentive stock option. However, unlike non-statutory options, no taxable income will be recognized by the optionee upon the exercise of an incentive stock option, and no corresponding expense deduction will be available to the Company. Generally, if an optionee holds shares acquired upon the exercise of incentive stock options until the later of (i) two years from the grant of the option or (ii) one year from the date of transfer of the purchased shares to him or her (the "Statutory Holding Period"), any gain recognized by the optionee on a subsequent sale of such shares will be treated as long-term capital gain. The gain recognized upon the sale of the stock is the difference between the option price and the sale price of the stock. The net federal income tax effect on the holder of incentive stock options is to defer, until the stock is sold, taxation of any increase in the stock's value from the time of grant to the time of exercise.

     If the optionee sells the shares prior to the expiration of the Statutory Holding Period, he or she will realize taxable income at ordinary income tax rates in an amount equal to the lesser of (i) the value of the shares on the date of exercise less the option price, or (ii) the amount realized on the date of sale less the option price, and the Company will receive a corresponding business expense deduction. However, special rules may apply to an officer-optionee. The amount by which the proceeds of sale exceed the fair market value of shares on the date of exercise will be treated as long-term capital gain if the shares are held for more than one year prior to the sale and as short-term capital gain if the shares are held for a shorter period. In the case of a sale where a loss, if sustained, would have been recognized, the amount of the optionee's income, and the amount of the Company's corresponding expense deduction, will not exceed the difference between the sale price and the adjusted basis of the shares.

     For purposes of the "alternative minimum tax" applicable to individuals, the exercise of an incentive stock option is treated in the same manner as the exercise of a non-statutory stock option. Thus, in the year of option exercise an optionee must generally include in his or her alternative minimum taxable income the difference between the exercise price and the fair market value of the stock on the date of exercise. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income at rates of 26% to 28%, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

     If an optionee transfers "statutory option stock" (which includes stock acquired through the exercise of an incentive stock option) to exercise stock options prior to the expiration of the applicable holding periods, the optionee will recognize ordinary income and the Company will receive a corresponding business expense deduction in an amount equal to the lesser of (i) the fair market value of the statutory option stock on the date it was acquired less its exercise price, or (ii) the fair market value of such statutory option stock on the date of the exchange less its adjusted basis.

     Restricted Stock Awards. If an award is subject to forfeiture provisions and restrictions on transfer (a "Restricted Award"), neither the Company nor the recipient of an award will realize any federal tax consequences at the time such award is granted under the Plan unless the recipient makes an election under
Section 83(b) of the Code. If the recipient of a Restricted Award makes a
Section 83(b) election within 30 days of the date of grant, or if the recipient is granted an award that is not subject to forfeiture provisions and restrictions on transfer, then he or she will recognize ordinary income, for the year in which the award is received, in an amount equal to the difference between the fair market value of the Common Stock at the time the award is made and the purchase price paid for the Common Stock. If such election is made and the recipient subsequently forfeits some or all of the Common Stock, he or she will not be entitled to any tax refund. If the Section 83(b) election is not made with respect to a Restricted Award, the recipient will recognize ordinary income, at the time that the forfeiture provisions and restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at that time and the original purchase price per share. The Company will be entitled to deduct, as compensation expense, the same amount as the recipient must include as ordinary income and such deduction shall take place in the Company's tax year which includes the last day (generally December 31) of the recipient's tax year in which the income is recorded for federal tax purposes. When the recipient sells the stock, he or she will recognize capital gain at the time of sale on the difference between his or her basis (the price paid plus any taxed amount) and the sale price.

BOARD RECOMMENDATION

     The Board of Directors believes that approval of the Incentive Plan Amendment is in the best interests of the Company and its shareholders and recommends a vote "FOR" this proposal.

                                    ITEM 3.

                   AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

     In the opinion of the Board of Directors, the future success of the Company depends, in large part, on its ability to attract, retain and motivate key employees with experience and ability. Under the Company's Employee Stock Purchase Plan (as amended to date, the "Purchase Plan"), the Company is currently authorized to offer up to 1,962,000 shares of Common Stock to its employees. On March 15, 1994, 143 shares were available for purchase under the Purchase Plan. Accordingly, the Board of Directors has adopted, subject to shareholder approval, an amendment (the "Purchase Plan Amendment") to the Purchase Plan increasing the number of shares of Common Stock available for purchase under the Purchase Plan by 500,000 shares.

     The following is a summary of the material provisions of the Purchase Plan:

ADMINISTRATION AND ELIGIBILITY

     The Purchase Plan is administered by a committee appointed by the Board of Directors and is implemented by consecutive six-month offerings. Any employee who was employed by the Company at least one month prior to the commencement date of any offering under the Purchase Plan is eligible to participate in such offering. An employee may not participate in the Purchase Plan if, immediately after a grant made under the Purchase Plan, the employee would own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary of the Company. An employee will also be ineligible to participate in the Purchase Plan if the grant would cause the employee to hold rights to purchase stock under all such plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock for each calendar year in which such options is outstanding at any time.

     As of March 15, 1994, approximately 1,110 employees of the Company were eligible to participate in the Purchase Plan.

PARTICIPATION

     An eligible employee may choose to enroll in the Purchase Plan prior to the commencement of any offering. A participant may elect to have payroll deductions made on each pay day at a rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his or her "base pay" as defined in the Purchase Plan. A participant may withdraw from participation in any offering or may reduce the rate of payroll deduction once during any offering. The rate of payroll deduction may be increased or decreased prior to subsequent offerings.

PURCHASES

     Upon the commencement date of any offering under the Purchase Plan, a participating employee will be deemed to have been granted an option to purchase up to 150% of the number of shares of Common Stock determined by dividing the aggregate amount the employee has elected to have withheld from his or her base pay during that offering by 85% of the market value of the Company's Common Stock on the first business day of the offering. The option price of stock purchased with payroll deductions made during an offering will be lower of 85% of the fair market value of the Common Stock on the first business day of the offering, or 85% of the fair market value of the Common Stock on the last business day of the offering. Such option shall be deemed to have been exercised automatically on the day that the offering terminates, unless the participant withdraws from the offering prior to such date.

AMENDMENT AND TERMINATION

     The Board of Directors may, at any time, terminate or amend the Purchase Plan. Upon termination of the Purchase Plan, all amounts in the accounts of the participants, to the extent not used to purchase shares under the Purchase Plan, shall be refunded to the participants. No such termination can affect options previously granted. The Board of Directors may not amend the Purchase Plan without prior approval of the shareholders if such amendment would (a) materially increase the benefits accruing to participants under the Purchase Plan, (b) materially increase the number of securities which may be issued under the Purchase Plan, or (c) materially modify the requirements as to eligibility for participation in the Purchase Plan.

MERGERS

     In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company with another corporation, the holder of an outstanding option under the Purchase Plan will be entitled to receive upon termination of the then current offering the securities or property which holders of shares of Common Stock of the Company were entitled to upon the time of the merger or consolidation.

FEDERAL INCOME TAX CONSEQUENCES

     The Purchase Plan is intended to be an "employee stock purchase plan" as defined in Section 423 of the Code, which provides that the employee does not have to pay any federal income tax when he or she joins the Purchase Plan or when an offering ends and he or she receives shares of the Company's Common Stock. The employee is, however, required to pay a federal income tax on the difference, if any, between the price at which he or she sells the shares and the price he or she paid for them.

     If the employee has owned the shares for more than one year and disposes of them at least two years after the day the offering commenced, he or she will be taxed as follows: If the market price of the shares on the date they are sold is equal to or less than the price paid for the shares under the Purchase Plan, the employee will incur a long-term capital loss in the amount equal to the price paid over the sale price. If the sale price is higher than the price paid under the Purchase Plan, the employee will have to recognize ordinary income in an amount equal to the lesser of (a) the market price of the shares on the day the offering commenced over the price paid or (b) the excess of the sale price over the price paid. Any further gain is treated as a long-term capital gain.

     If the employee sells the shares before he or she has owned them for more than one year or before the expiration of a two-year period commencing on the day the offering period commenced, the employee will recognize ordinary income in an amount equal to the difference between the purchase price and the market price of the shares on the date of purchase and the Company will receive an expense deduction for the same amount. The employee will recognize a capital gain or loss (long or short term, depending on the period he or she has owned the shares) for the difference between the sale price and the fair market value on the date of purchase. Other than as described above, the Company will not be entitled to a tax deduction upon the purchase or sale of shares under the Purchase Plan.

BOARD RECOMMENDATION

     The Board of Directors believes that approval of the Purchase Plan Amendment is in the best interests of the Company and its shareholders and recommends a vote "FOR" this proposal.

                                    ITEM 4.

                APPROVAL OF 1994 DIRECTOR RESTRICTED STOCK PLAN

     On February 11, 1994, the Board of Directors adopted, subject to shareholder approval, the Company's 1994 Director Restricted Stock Plan (the "1994 Director Plan"). The purpose of the 1994 Director Plan is to encourage stock ownership by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

     The following is a summary of certain provisions of the 1994 Director Plan. This summary is qualified in all respects by reference to the full text of the 1994 Director Plan, which is attached as Exhibit A to this Proxy Statement.

ADMINISTRATION, ELIGIBILITY AND NUMBER OF SHARES

     The 1994 Director Plan will be administered by the Board of Directors. Directors of the Company who are not employees of the Company or any subsidiary of the Company will be eligible to participate in the 1994 Director Plan. Currently the Company has five outside directors eligible to participate in the 1994 Director Plan.

     Up to 50,000 shares of the Company's Common Stock may be issued under the 1994 Director Plan. Any shares of Common Stock which are forfeited under the terms of the 1994 Director Plan will again be available for issuance under the 1994 Director Plan.

AWARDS

     On August 31 of each year that the 1994 Director Plan is in effect, each eligible director will be granted a restricted stock award of 1,500 shares of the Company's Common Stock (an "Award"). These Awards are subject to certain restrictions which generally prohibit the transfer of any shares granted under the 1994 Director Plan prior to the first to occur of (a) the third anniversary of the date of the Award, (b) the director's death, disability or resignation with the consent of the Board of Directors or (c) a "Change in Control of the Company" as defined in the 1994 Director Plan. If a director resigns or refuses to stand for reelection without the consent of the Board of Directors, the director forfeits any shares which are still subject to the foregoing restrictions and which were granted under the 1994 Director Plan within the previous year.

AMENDMENTS AND TERMINATION

     The 1994 Director Plan may at any time be terminated, modified or amended by the holders of a majority of the then outstanding voting shares of the Company. The Board of Directors may at any time modify or amend the 1994 Director Plan in any respect, except that without the approval of the shareholders of the Company, the Board of Directors may not make any amendment which would (a) cause the 1994 Director Plan to no longer comply with Rule 16b-3 under the Securities Exchange Act of 1934 or (b) require shareholder approval under any applicable listing requirement. The provisions of the 1994 Director Plan relating to the amount and timing of each Award shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

     The termination or any modification or amendment of the 1994 Director Plan will not, without the consent of a recipient of an Award, affect his or her rights under an Award previously made to him or her. Unless sooner terminated by the Board of Directors or shareholders, the 1994 Director Plan shall terminate upon the earlier of (a) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (b) the date on which all shares available for issuance under the 1994 Director Plan shall have been issued pursuant to the final vesting of Awards.

FEDERAL TAX CONSEQUENCES

     Neither the Company nor the recipient of an Award will realize any federal tax consequences at the time any Award is granted under the 1994 Director Plan unless the recipient makes an election under Section 83(b) of the Code. If the recipient makes a Section 83(b) election within 30 days of the date of grant, then he or she will recognize ordinary income, for the year in which the Award is received, in an amount equal to the fair market value of the Common Stock at the time the Award is made. If the Section 83(b) election is not made, the recipient will recognize ordinary income, at the time that the forfeiture provisions and restrictions on transfer lapse, in an amount equal to the fair market value of the Common Stock at that time. Upon sale of the Common Stock acquired pursuant to an Award, the recipient will recognize a capital gain or loss on the difference between his or her basis (any ordinary income previously recognized) and the sales price. If the recipient holds the stock for more than one year after vesting, or if an election is made under Section 83(b) of the Code, after the date of the Award, he or she will recognize a long term capital gain or loss. The Company will be entitled to deduct, as compensation expense, the same amount as the employee shall include as ordinary income and such deduction shall take place in the Company's tax year which includes the last day (generally December 31) of the employee's tax year in which the income is recorded for Federal tax purposes.

     The 1994 Director Plan is not qualified under Section 401(a) of the Code.

BOARD RECOMMENDATION

     The Board of Directors believes that approval of the 1994 Director Plan is in the best interests of the Company and its shareholders and recommends a vote "FOR" this proposal.

                                    ITEM 5.

                             SELECTION OF AUDITORS

     Subject to ratification by the shareholders, the Board of Directors has selected Arthur Andersen & Co., independent public accountants, as auditors of GenRad for the fiscal year ending December 31, 1994. Arthur Andersen & Co. served as the Company's independent accountants for the fiscal year ended January 1, 1994, and during the course of that fiscal year were also engaged by the Company to provide certain tax and consulting services. GenRad has been advised by Arthur Andersen & Co. that representatives of the firm will be present at the Annual Meeting, and they will have the opportunity to make a statement if they so desire as well as be available to respond to appropriate questions.

     The Board of Directors has established an Audit Committee of its members to work with representatives of the auditors in establishing the scope of the audit and to conduct an independent review of the audit after its completion. The present members of this committee are James H. Wright (Chair), Edwin M. Martin, Jr. and Wilson Wilde.

     The Board of Directors recommends a vote "FOR" the ratification of Arthur Andersen & Co. as the Company's auditors for the fiscal year ending December 31, 1994. If the shareholders do not approve the selection of Arthur Andersen & Co., the Board of Directors will reconsider the matter.

                                    ITEM 6.

                                 OTHER BUSINESS

     The Board of Directors knows of no business which will be presented for consideration at the meeting other than as stated in the Notice of Meeting. If any other business properly comes before the meeting, it is the intention of the persons named in the enclosed Proxy to vote or otherwise act in accordance with their judgment on such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholder proposals for inclusion in proxy materials for the 1995 Annual Meeting of Shareholders must be submitted in writing by December 9, 1994 to the Secretary of the Company, 300 Baker Avenue, Concord, Massachusetts 01742-2174.

                                            ROBERT C. ALDWORTH, Secretary

April 8, 1994

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SEND IN YOUR PROXY WITHOUT DELAY. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT AT ANY TIME IF IT HAS NOT BEEN VOTED.

                                                                       EXHIBIT A

                                  GENRAD, INC.

                      1994 DIRECTOR RESTRICTED STOCK PLAN

1.  PURPOSE

    The purpose of this 1994 Director Restricted Stock Plan (the "Plan") of GenRad, Inc. (the "Company") is to encourage ownership in the Company by outside Directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as Directors of the Company.

2.  ADMINISTRATION

    The Board of Directors shall supervise and administer the Plan. Awards (as defined below) under the Plan and the amount and nature of the Awards to be granted shall be automatic in accordance with the terms of Section 5. However, all questions of interpretation of the Plan or of any Awards issued hereunder shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan. No member of the Board of Directors shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award granted hereunder.

3.  PARTICIPATION IN THE PLAN

    Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

4.  STOCK SUBJECT TO THE PLAN

    The maximum number of shares which may be issued under the Plan shall be 50,000 shares of the Company's Common Stock, par value $1.00 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan. Such shares may be authorized and unissued shares or may be treasury shares. Any shares of Common Stock which are forfeited pursuant to Section 5(d) of the Plan shall again be available for issuance under the Plan.

5.  RESTRICTED STOCK AWARDS

    A restricted stock award under the Plan (an "Award") shall consist of the issuance by the Company of shares of Common Stock, and the acceptance by the Director of such shares, subject to the terms, conditions and restrictions described in the document evidencing the Award and in the Plan. Each Award shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

          (a) Award Dates. The Company shall grant an Award to each eligible Director on August 31st of each year that the Plan is in effect (the "Award Date") in consideration for such Director's services as a member of the Board of Directors.

          (b) Number of Shares. Each Award shall be for 1,500 shares of the Company's Common Stock.

          (c) Restrictions on Transfer. In addition to such other terms, conditions and restrictions upon Awards as shall be imposed by the Board of Directors, shares issued to a Director pursuant to an Award (including any shares issued pursuant to Section 9) shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of (collectively "transferred"), except by will or the laws of descent and distribution, prior to the earliest of the following:

             (1) The lapse of these restrictions with respect to one-third of the shares issued to a Director pursuant to a particular Award upon each of the third, fourth and fifth anniversaries of the Award Date of such Award.

             (2) The lapse of these restrictions with respect to all shares issued to a Director pursuant to all such Awards upon:

                (i) the resignation of the Director from the Board of Directors with the consent of a majority of the members of the Board;

                (ii) the disability of the Director, within the meaning of
           Section 22(e)(3) of the Internal Revenue Code of 1986, as amended; or

                (iii) the death of the Director.

             (3) The lapse of these restriction with respect to all shares issued to Directors pursuant to all such Awards upon a "Change in Control" of the Company. A "Change in Control" shall be deemed to have occurred if:

                (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

                (ii) during any period within two consecutive years ending during the term of the Plan there shall cease to be a majority of the Board of Directors comprised as follows: individuals who at the beginning of such period constituted the Board of Directors and any new Director(s) whose election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved;

                (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
           (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                (iv) the stockholders of the Company approve (A) a plan of complete liquidation of the Company or (B) an agreement for the sale or other disposition by the Company of all or substantially all the Company assets.

          (d) Forfeiture. If a Director resigns from the Board of Directors or refuses to stand for reelection without the consent of a majority of the members of the Board, prior to the date upon which the restrictions on transfer lapse pursuant to Section 5(c) of the Plan, the Director shall forfeit to the Company all shares of Common Stock issued to such Director pursuant to any Award made during the one year period preceding such resignation or refusal.

          (e) Escrow. To enforce the restrictions imposed upon shares issued pursuant to Awards, the Company shall require any recipient to enter into an escrow agreement in such form as the Board of Directors shall from time to time approve, providing that the certificates representing the shares shall remain in the physical custody of an escrow agent (which may be an officer of the Company) until the restrictions imposed upon such shares pursuant to an Award and this Plan expire or have been removed.

          (f) Additional Shares.  Any shares received by a Director pursuant to
     Section 9 of the Plan shall have the same status and shall bear the same restrictions (including escrow restrictions, if applicable) and the same legend, all on a proportionate basis, as the shares received pursuant to the applicable Award.

6.  GENERAL RESTRICTIONS

    (a) Investment Representations. The Company may require any Director to whom an Award is made, as a condition of purchasing the shares subject to such Award, to give written assurances in substance and form satisfactory to the Company to the effect that such Director is acquiring the Common Stock subject to the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with applicable federal and state securities laws. Certificates for shares of Common Stock delivered pursuant to Awards shall bear the following legend:

        "The shares of Common Stock represented by this certificate are subject to forfeiture, prohibition against transfer or assignment and certain other restrictions set forth in the GenRad, Inc. 1994 Director Restricted Stock Plan and in the Restricted Stock Award dated as of
                            , 19 , granted by the Company to the registered owner of this certificate. A copy of the 1994 Director Restricted Stock Plan and the above-described Restricted Stock Award are available for inspection, without charge, at the offices of the Company."

    (b) Compliance With Securities Laws. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issue or purchase of shares thereunder, such Award may not be accepted in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

7.  RIGHTS AS A SHAREHOLDER

    The Director shall, subject to Sections 5(c) and 5(d), possess all incidents of ownership of the shares of Common Stock issued pursuant to an Award, including the right to receive dividends with respect to such shares and to vote such shares.

8.  NO RIGHTS TO CONTINUE AS A DIRECTOR

    Neither the Plan, nor the granting of an Award under the Plan, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time or at any particular rate of compensation.

9.  CHANGES IN COMMON STOCK

    If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment may be made in the maximum number and kind of shares reserved for issuance under the Plan. No fractional shares will be issued under the Plan on account of any such adjustments.

10. AMENDMENT OF THE PLAN

    The Plan may at any time be terminated, modified or amended by the holders of a majority of the then outstanding voting shares of the Company. The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that without the approval of the shareholders of the Company the Board of Directors may not make any amendment which would (i) cause the Plan to no longer comply with Rule 16b-3 under the Exchange Act ("Rule 16b-3") or any successor thereto, or (ii) require shareholder approval under any applicable listing requirement. The termination or any modification or amendment of the Plan shall not, without the consent of a recipient of an Award, affect his or her rights under an Award previously made to him or her. With the consent of the recipient of the Award, the Board of Directors may amend outstanding Awards in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Award to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 or any successor rule. Notwithstanding the foregoing, in no event shall the provisions of Sections 5(a) or 5(b) be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder.

11.  EFFECTIVE DATE AND DURATION OF THE PLAN

     (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors and approved by the Company's shareholders.

     (b) Termination. Unless sooner terminated by the Board of Directors or shareholders of the Company, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary on the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the final vesting of Awards granted under the Plan. If the date of termination is determined under (i) above, then Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Awards.

12.  ASSIGNMENT

     The rights and benefits under the Plan may not be assigned.

13.  GOVERNING LAW

     The Plan and all determination made and actions taken pursuant hereto shall be governed by the laws of the Commonwealth of Massachusetts.

                                            Adopted by the Board of Directors on
                                            February 11, 1994.

PROXY                             GENRAD, INC.                             PROXY

                    300 BAKER AVENUE, CONCORD, MA 01742-2174

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned appoints Robert C. Aldworth, Sarah H. Lucas and James F. Lyons and each or any of them as proxies with full power of substitution to vote as designated herein all shares of stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of GenRad, Inc. to be held at the Bank of Boston auditorium (Street Floor), 100 Federal Street, Boston, Massachusetts, on May 12, 1994 at 11:00 a.m. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

    Please return this card in the enclosed postage paid envelope to The First National Bank of Boston, P.O. Box 1628, Boston, Massachusetts 02105.

    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS SET FORTH BELOW.

1. To elect James F. Lyons and Adriana Stadecker to the Board of Directors to serve as Class I Directors for three-year terms.

   / / FOR             / / WITHHELD
   / / FOR both nominees except as noted above

- - --------------------------------------------------------------------------------
2. To consider and act upon an amendment to the Company's 1991 Equity Incentive
   Plan (the "Incentive Plan") increasing the number of shares of the Company's
   Common Stock issuable pursuant to the Incentive Plan from 2,500,000 shares to
   4,500,000 shares.

             / / FOR            / / AGAINST            / / ABSTAIN

3. To consider and act upon an amendment in the Company's Employee Stock Purchase Plan (the "Purchase Plan") increasing the number of shares of the Company's Common Stock issuable pursuant to the Purchase Plan from 1,962,000 to 2,462,000 shares.

             / / FOR            / / AGAINST            / / ABSTAIN

4. To approve the Company's 1994 Director Restricted Stock Plan.

             / / FOR            / / AGAINST            / / ABSTAIN

5. To ratify the selection by the Board of Directors of Arthur Andersen & Co. as the Company's auditors for the fiscal year ending December 31, 1994.

             / / FOR            / / AGAINST            / / ABSTAIN

                 (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

Mark here for address change and note below / /

                                                 Date...........................

                                                 Signature:.....................

                                                 Date...........................

                                                 Signature:.....................

VOTING INSTRUCTIONS                                          VOTING INSTRUCTIONS

                         GENRAD CHOICE INVESTMENT PLAN

    The undersigned directs the Trustee of the GenRad Choice Investment Plan ("ChIP") to vote as designated herein the shares represented by the undersigned's fractional interest in the total shares of GenRad, Inc. Common Stock held by ChIP at the Annual Meeting of Shareholders of GenRad, Inc.
to be held at the Bank of Boston auditorium (Street Floor), 100 Federal Street, Boston, Massachusetts, on May 12, 1994 at 11:00 a.m. The Trustee is further authorized to vote, in its discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

    Please return this card in the enclosed postage paid envelope to The First National Bank of Boston, P.O. Box 1628, Boston, Massachusetts 02105.

    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS SET FORTH BELOW.

1. To elect James F. Lyons and Adriana Stadecker to the Board of Directors to serve as Class I Directors for three-year terms.

   / / FOR             / / WITHHELD
   / / FOR both nominees except as noted above

- - --------------------------------------------------------------------------------
2. To consider and act upon an amendment to the Company's 1991 Equity Incentive
   Plan (the "Incentive Plan") increasing the number of shares of the Company's
   Common Stock issuable pursuant to the Incentive Plan from 2,500,000 shares to
   4,500,000 shares.

             / / FOR            / / AGAINST            / / ABSTAIN

3. To consider and act upon an amendment in the Company's Employee Stock Purchase Plan (the "Purchase Plan") increasing the number of shares of the Company's Common Stock issuable pursuant to the Purchase Plan from 1,962,000 to 2,462,000 shares.

             / / FOR            / / AGAINST            / / ABSTAIN

4. To approve the Company's 1994 Director Restricted Stock Plan.

             / / FOR            / / AGAINST            / / ABSTAIN

5. To ratify the selection by the Board of Directors of Arthur Andersen & Co. as the Company's auditors for the fiscal year ending December 31, 1994.

             / / FOR            / / AGAINST            / / ABSTAIN

                 (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

Mark here for address change and note below / /

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